Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al.,[1] Debtors.	Chapter 11 Case No. 23-11974 (KBO) (Jointly Administered) Re: D.I.: 13 & 67

ORDER (I) SCHEDULING THE COMBINED HEARING ON ADEQUACY OF THE

DISCLOSURE STATEMENT AND CONFIRMATION OF THE PREPACKAGED PLAN,

(II) ESTABLISHING DEADLINES TO OBJECT TO THE DISCLOSURE STATEMENT

AND PREPACKAGED PLAN, (III) APPROVING THE PREPETITION SOLICITATION

PROCEDURES, (IV) APPROVING THE FORM AND MANNER OF THE COMBINED

HEARING NOTICE, (V) APPROVING NOTICE AND OBJECTION PROCEDURES FOR

THE ASSUMPTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES, (VI)

CONDITIONALLY DIRECTING THAT A MEETING OF CREDITORS NOT BE

CONVENED, (VII) WAIVING THE REQUIREMENT OF FILING SCHEDULES,

STATEMENTS OF FINANCIAL AFFAIRS AND RULE 2015.3 REPORTS, (VIII)

LIMITING THE REQUIREMENT AS TO CERTAIN EQUITY SECURITY HOLDINGS

DISCLOSURES AND (IX) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an order (this “Order”), (a) scheduling the Combined Hearing on the adequacy of the Disclosure Statement and confirmation of the Plan, (b) establishing the Objection Deadline, the Reply Deadline, and approving related procedures, (c) approving the Solicitation Procedures, (d) approving the form and manner of the Combined Hearing Notice and Publication Notice, (e) conditionally, if the Plan is confirmed within forty-five days after the Petition Date, or if the Plan has been confirmed but has not become effective within sixty-five days after the Petition Date, (i) directing that the U.S. Trustee need not convene a meeting of

[1]

A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.ra.kroll.com/PREIT2023 . The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]	Capitalized terms used but not otherwise defined have the meanings given to them in the Motion or the Plan, as applicable.

creditors and (ii) waiving the requirement to file Schedules, 2015.3 Reports, and SOFAs, all as more fully set forth in the Motion, and (f) allowing the notice period for the Disclosure Statement and Combined Hearing to run simultaneously; and this Court having found that (i) this Court has jurisdiction over this matter under 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012, (ii) this Court may enter a final order consistent with Article III of the United States Constitution, (iii) this is a core proceeding under 28 U.S.C. § 157(b)(2)(A), (iv) venue of this proceeding and the Motion in this District is proper under 28 U.S.C. §§ 1408 and 1409, and (v) the Debtors’ notice of the Motion and opportunity for a hearing were adequate and appropriate under the circumstances and no other or further notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested in the Motion at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and the First Day Declaration establish just cause for the relief granted in this Order; and this Court having found and determined that the relief sought in the Motion is in the best interests of the Debtors’ estates, their creditors and other parties in interest; and after due deliberation and sufficient cause appearing therefor,

IT IS HEREBY ORDERED THAT:

1. The Motion is granted as set forth herein.

2. The Combined Hearing, at which time this Court will consider, among other things, the adequacy of the Disclosure Statement and confirmation of the Plan, will be held on January 19, 2024, at 10:00 a.m. (Eastern Standard Time). The Combined Hearing may be continued from time to time by this Court without further notice other than adjournments announced in open court or in the filing of a notice or hearing agenda in the Chapter 11 Cases and notice of such adjourned date(s) will be available on the electronic case filing docket.

3. Any responses or objections to adequacy of the Disclosure Statement, confirmation of the Plan, or the Debtors’ assumption of Executory Contracts and Unexpired Leases under the Plan must:

a.	be in writing;

b.	comply with the Bankruptcy Rules and the Local Rules;

c.	state the name and address of the objecting party and the amount and nature of the Claim owned by such entity;

d.

state with particularity the legal and factual basis for such objections, and, if practicable, a proposed modification to the Plan, Disclosure Statement, or Confirmation Order, as applicable, that would resolve such objections; and

e.

be filed with the Court and served so as to be actually received no later than 4:00 p.m. (Eastern Standard Time) on January 12, 2024, by: (a) proposed counsel for the Debtors, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware 19801 (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com and Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com) and 444 West Lake Street, Suite 900, Chicago, Illinois 60606 (Attn.: Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com); (b) the Office of the United States Trustee, J. Caleb Boggs Federal Building, 844 King St., Lockbox 35, Wilmington, DE 19801 (Attn.: Joseph F. Cudia at joseph.cudia@usdoj.gov); (c) counsel to the Ad Hoc Group of Lenders, (i) Paul Hastings, LLP, 200 Park Avenue, New York, New York 10166 (Attn.: Kristopher M. Hansen at krishansen@paulhastings.com, Jonathan Canfield at joncanfield@paulhastings.com and Daniel Ginsberg at danielginsberg@paulhastings.com) and (ii) Young Conaway Stargatt and Taylor, LLP, 1000 North King Street, Wilmington, Delaware 19801 (Attn.: Matthew B. Lunn at mlunn@ycst.com and Robert F. Poppiti, Jr. at rpoppiti@ycst.com); (d) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman at andrew.goldman@wilmerhale.com) and (e) counsel to any official committee of unsecured creditors appointed in these Chapter 11 Cases (collectively, the “Notice Parties”).

4. Any brief in support of confirmation of the Plan or any reply to any objections to the adequacy of the Disclose Statement or to any Treatment Objection must be filed by 12:00 noon (Eastern Standard Time) on (i) January 17, 2024 or (ii) the day of the deadline to file the agenda for the Combined Hearing in the event that the Combined Hearing is continued from January 19, 2024 to another date. To the extent applicable, Local Rule 9006-1 is hereby waived in its entirety.

5. The Proposed Confirmation Schedule, as set forth below, is hereby approved in its entirety.

Event	Date
Voting Record Date[3]	December 8, 2023

Commencement of Solicitation	December 8, 2023

Voting Deadline	December 18, 2023, at 5:00 p.m. (Eastern Standard Time)

Petition Date	December 10, 2023

Combined Hearing Notice, Equity Notice, and 8-K Filing	Two (2) business day after entry of the Proposed Order

Publication Notice	Within five (5) business days after entry of the Proposed Order

Plan Supplement Deadline	January 5, 2024, at 12:00 noon (Eastern Standard Time) or seven days prior to the Objection Deadline

Objection Deadline	January 12, 2024, at 4:00 p.m. (Eastern Standard Time)

Treatment Objection Deadline	January 12, 2024, at 4:00 p.m. (Eastern Standard Time)

Confirmation Order, Confirmation Brief and Reply Deadline	12:00 noon (Eastern Standard Time) on (i) January 17, 2024, or (ii) the day of the deadline to file the agenda for the Combined Hearing in the event that the Combined Hearing is continued from January 19, 2024, to another date

Combined Hearing	January 19, 2024, at 10:00 a.m. (Eastern Standard Time)

6. The Debtors are authorized to combine the notice of the Combined Hearing and the Objection Deadline (and related procedures) with the notice of commencement of Chapter 11 Cases.

[3]	The “Voting Record Date” is the date as of which a holder of record of a claim entitled to vote on the Plan must have held such claim to cast a vote to accept or reject the Plan.

7. The Combined Hearing Notice and the Equity Notice, substantially in the forms attached hereto as Exhibit 1 and Exhibit 4, respectively, and service thereof comply with the requirements of the Bankruptcy Code and the Bankruptcy Rules and are approved as sufficient and appropriate notice of the Combined Hearing, and, with respect to the Equity Notice, of the proposed treatment of Interests, under the circumstances. The Debtors are directed to cause the Solicitation Agent to serve a copy of the Combined Hearing Notice and the Equity Notice by no later than two (2) business days, after entry of this Order.

8. The Debtors are authorized and directed to e-mail, where available, and mail the Combined Hearing Notice to the Non-Voting Holders, in accordance with the terms of this Order, together with a copy of the Plan and the Disclosure Statement if service is done by e-mail and, except to the extent necessary to comply with Local Rule 3017-1, the requirements under the Bankruptcy Rules or the Local Rules, including Bankruptcy Rule 3017(d), to transmit a copy of the Plan and the Disclosure Statement to Non-Voting Holders by mail are hereby waived with respect to such Non-Voting Holders; provided, however, that the Combined Hearing Notice shall clearly identify the World Wide Web location where Non-Voting Holders may access such documents, and the Debtors will promptly transmit a copy of the Plan and the Disclosure Statement to Non-Voting Holders upon request.

9. The Debtors are authorized to e-mail, if available, and mail the Equity Notice to all registered and nominee holders of equity securities, as well as applicable transfer agents and securities depositories (with instructions to serve down to the beneficial holders of equity securities). All transfer agents, securities depositories, and registered and nominee holders of equity securities are hereby ordered and directed to serve the Equity Notice on any holder for whose benefit such registered or nominee holder holds such equity securities, down the chain of ownership for all such holders of equity securities. The transfer agent and relevant securities depositories for the Debtors’ equity are ordered and authorized to provide directly to the Solicitation Agent the list of registered and nominee holders of the Debtors’ equity, as and when requested by the Solicitation Agent, within one (1) business day of the receipt of such a request.

10. The Debtors are directed, under Bankruptcy Rule 2002(a), to publish the Publication Notice, substantially in the form attached hereto as Exhibit 2, within five (5) business days following the entry of this Order in the national edition of New York Times National Edition or another nationally circulated newspaper and/or regional newspapers and electronically on the Debtors’ restructuring website: https://cases.ra.kroll.com/PREIT2023, and file the same on this Court’s docket, which Publication Notice constitutes good and sufficient notice of the Combined Hearing and the Objection Deadline (and related procedures) to unknown persons who do not otherwise receive the Combined Hearing Notice by mail.

11. For avoidance of doubt, the Debtors are also directed to serve the Combined Hearing Notice on: (a) the U.S. Trustee; (b) the Office of the United States Attorney for the District of Delaware; (c) the Internal Revenue Service; (d) the United States Securities and Exchange Commission; (e) any statutory committee appointed in these Chapter 11 Cases; (f) all state and local taxing authorities in the states in which the Debtors have tax liability; (g) all federal, state and local authorities that regulate any portion of the Debtors’ business; (h) all counterparties to Executory Contracts and Unexpired Leases; (i) all other parties reflected on the Debtors’ creditor matrix in the Chapter 11 Cases; and (j) all parties requesting service in the Chapter 11 Cases under Bankruptcy Rule 2002 as of the date of service of the Combined Hearing Notice.

12. Subject to entry of the order approving the Plan (the “Confirmation Order”) or other order of this Court, the Voting Record Date of December 8, 2023, and the Voting Deadline of December 18, 2023, at 5:00 p.m. (Eastern Standard Time) with respect to Class 4 Prepetition Second Lien Claims are conditionally approved.

13. Subject to entry of the Confirmation Order or other order of this Court, the Solicitation Procedures set forth in the Motion that the Debtors used to distribute the Solicitation Packages and to solicit acceptances and rejections of the Plan and to tabulate votes to accept or reject the Plan satisfy the requirements of the Bankruptcy Code, the Bankruptcy Rules and the Local Rules, and those Solicitation Procedures are conditionally approved.

14. Subject to entry of the Confirmation Order or other order of this Court, the Ballot, substantially in the form attached hereto as Exhibit 3, and the terms and conditions therein, is conditionally approved.

15. The notice and objection procedures in connection with the Debtors’ assumption of Executory Contracts and Unexpired Leases under the Plan, as set forth in this Order and the Combined Hearing Notice, are approved.

16. The Debtors are directed to serve each non-Debtor party to an Executory Contract or Unexpired Lease that the Debtors propose to assume under the Plan with the Combined Hearing Notice.

17. Any objection to the Debtors’ assumption of Executory Contracts and Unexpired Leases under the Plan must be filed and served in accordance with paragraph 3 of this Order.

18. The Debtors are not required to mail a copy of the Plan or the Disclosure Statement to Holders of Claims that are Unimpaired and conclusively presumed to accept the Plan, or that are Impaired and conclusively presumed not to accept the Plan but are directed to do so (i) if they serve such Holders via e-mail or (ii) upon request from any such Holder.

19. The Debtors are directed to cause to be posted to their restructuring website, https://cases.ra.kroll.com/PREIT2023, maintained by the Solicitation Agent, various chapter 11 related documents, including the following: (a) the Plan; (b) the Disclosure Statement; (c) the Motion and any orders entered in connection with the Motion; (d) the Combined Hearing Notice; and (e) the Equity Notice.

20. The notice and objection procedures set forth in this Order constitute good and sufficient notice of the Combined Hearing, commencement of these Chapter 11 Cases, and the deadline and procedures for objection to approval of the Solicitation Procedures, adequacy of the Disclosure Statement, the Debtors’ assumption of Executory Contracts and Unexpired Leases under the Plan, and confirmation of the Plan, and no other or further notice is necessary.

21. The U.S. Trustee may convene a meeting of creditors under section 341(e) of the Bankruptcy Code, but is not required to do so if the Plan is confirmed within forty-five days after the Petition Date, or, if the Plan has been confirmed but has not become effective within sixty-five days after the Petition Date.

22. The Debtors are not required to file the Schedules, 2015.3 Reports, and SOFAs if the Plan is confirmed within forty-five days after the Petition Date, or, if the Plan has been confirmed but has not become effective within sixty-five days after the Petition Date, without prejudice to the Debtors’ rights to request further extensions thereof.

23. Debtor Pennsylvania Real Estate Investment Trust (“PREIT”) is authorized to limit its disclosures under Bankruptcy Rule 1007(a)(3) to the equity security holders that hold 5% or more of PREIT’s common stock if the Plan is confirmed within forty-five days after the Petition Date, or, if the Plan has been confirmed but has not become effective within sixty-five days after the Petition Date, without prejudice to the Debtors’ rights to request further extensions thereof.

24. Debtor PREIT Associates, L.P. (“PREIT Associates”) is authorized to limit its disclosures under Bankruptcy Rule 1007(a)(3) so as to be excused from disclosing the holders of the fractional limited partnership units in PREIT Associates if the Plan is confirmed within forty-five days after the Petition Date, or, if the Plan has been confirmed but has not become effective within sixty-five days after the Petition Date, without prejudice to the Debtors’ rights to request further extensions thereof.

25. Notwithstanding any provision in the Bankruptcy Rules to the contrary, including Bankruptcy Rule 6004(h), (a) the terms of this Order are immediately effective and enforceable upon its entry; (b) the Debtors are not subject to any stay in the implementation, enforcement or realization of relief granted in this Order; and (c) the Debtors may, in their discretion and without further delay, take any action and perform any act authorized under this Order.

26. All time periods set forth in this Order will be calculated in accordance with Bankruptcy Rule 9006(a).

27. Notice of the Motion as provided therein is deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) (and modified by the Local Rules) are satisfied by such notice.

28. This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Order.

Exhibit 1

(Combined Hearing Notice)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al., [1] Debtors.	Chapter 11 Case No. 23-11974 (KBO) (Jointly Administered)

NOTICE OF (I) COMMENCEMENT OF PREPACKAGED CHAPTER 11

BANKRUPTCY CASES, (II) COMBINED HEARING ON THE DISCLOSURE

STATEMENT, CONFIRMATION OF THE JOINT PREPACKAGED CHAPTER

11 PLAN, AND RELATED MATTERS, AND (III) OBJECTION DEADLINE

NOTICE IS HEREBY GIVEN as follows:

1. On December 8, 2023, Pennsylvania Real Estate Investment Trust and its affiliated debtors (collectively, the “Debtors”) commenced a solicitation of votes from the Holders of Class 4 (Prepetition Second Lien Claims) under the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and its Debtor-Affiliates (as may be amended, supplemented or otherwise modified from time to time, the “Plan”)2, attached as Exhibit A to the Disclosure Statement Relating to the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and its Debtor-Affiliates (as may be amended, supplemented or otherwise modified from time to time, the “Disclosure Statement”).

2. The Plan was developed in accordance with the terms of that certain Restructuring Support Agreement, dated as of December 7, 2023, among the Debtors and certain prepetition lenders (collectively, the “Consenting Lenders”) (as amended from time to time, the “Restructuring Support Agreement”). Among other things, the Restructuring Support Agreement obligates the Consenting Lenders to vote to accept the Plan and support the Debtors’ restructuring.

3. On December 10, 2023 (the “Petition Date”), each Debtor filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.ra.kroll.com/PREIT2023 . The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]

Capitalized terms used but not defined have the meanings given to them in the Plan. The summaries of the Plan and Disclosure Statement in this Notice are not precise or complete statements of all the terms and provisions of the Plan or documents referred to therein. If there is a discrepancy between this Notice and the Plan or Disclosure Statement, the Plan or Disclosure Statement, as applicable, control. For a more detailed description of the Plan, please refer to the Disclosure Statement.

4. On the Petition Date, the Debtors filed the Plan D.I. 15 and the Disclosure Statement D.I. 16. On December 12, 2023, the Court entered an order [Docket No. *] (the “Scheduling Order”), among other things, approving certain deadlines and procedures in connection with approval of the Disclosure Statement and confirmation of the Plan. Copies of the Scheduling Order, the Plan and the Disclosure Statement may be obtained free of charge by visiting the website maintained by the Debtors’ notice, claims and solicitation agent, Kroll Restructuring Administration (the “Solicitation Agent”), at https://cases.ra.kroll.com/PREIT2023 or by contacting the Debtors’ proposed counsel, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware 19801-1147 (Attn.: R. Craig Martin, at craig.martin@us.dlapiper.com and Aaron S. Applebaum, at aaron.applebaum@us.dlapiper.com) and 444 West Lake Street, Suite 900, Chicago, Illinois 60606 (Attn.: Richard A. Chesley, at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk, at oksana.koltkorosaluk@us.dlapiper.com).

INFORMATION REGARDING THE PLAN AND DISCLOSURE STATEMENT

Voting Record Date. The voting record date was December 8, 2023, which was the date for determining which Holders of Claims in Class 4 of the Plan were entitled to vote.

Combined Hearing. A combined hearing to consider the adequacy of the Disclosure Statement, confirmation of the Plan and any objections to any of the foregoing, and any other matter that may properly come before the Court, will be held before The Honorable Karen B. Owens, at the Court, 824 North Market Street, 6th Floor, Courtroom 3, Wilmington, Delaware 19801, on January 19, 2024, at 10:00 a.m. (Eastern Standard Time) (the “Combined Hearing”). The Combined Hearing may be adjourned from time to time without further notice other than an announcement of the adjourned date or dates at the Combined Hearing and will be available on the electronic case filing docket and the Solicitation Agent’s website at https://cases.ra.kroll.com/PREIT2023 .

Objections to the Plan and Disclosure Statement. Any responses or objections (each, an “Objection”) to the Disclosure Statement and/or the Plan must be filed with the Court and served so as to be actually received no later than 4:00 p.m. (Eastern Standard Time) on January 12, 2024, by the following parties (the “Notice Parties”): (a) proposed counsel for the Debtors, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware 19801 (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com and Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com) and 444 West Lake Street, Suite 900, Chicago, Illinois 60606 (Attn.: Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com); (b) the Office of the United States Trustee, J. Caleb Boggs Federal Building, 844 King St., Lockbox 35, Wilmington, DE 19801 (Attn.: Joseph F. Cudia at joseph.cudia@usdoj.gov); (c) counsel to the Ad Hoc Group of Lenders, (i) Paul Hastings, LLP, 200 Park Avenue, New York, New York 10166 (Attn.: Kristopher M. Hansen at krishansen@paulhastings.com, Jonathan Canfield at joncanfield@paulhastings.com and Daniel Ginsberg at danielginsberg@paulhastings.com) and (ii) Young Conaway Stargatt and Taylor, LLP, 1000 North King Street, Wilmington, Delaware 19801 (Attn.: Matthew B. Lunn at mlunn@ycst.com and Robert F. Poppiti, Jr. at rpoppiti@ycst.com); (d) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman at andrew.goldman@wilmerhale.com) and (e)

2

counsel to any official committee of unsecured creditors appointed in these Chapter 11 Cases (the “Notice Parties”). Any such Objection must: (a) be in writing; (b) comply with the Bankruptcy Rules and the Local Rules; (c) state the name and address of the objecting party and the amount and nature of the Claim owned by such entity; (d) state with particularity the legal and factual basis for such objections, and, if practicable, a proposed modification to the Plan, Disclosure Statement, or Confirmation Order, as applicable, that would resolve such objections; and (e) be filed with the Court with proof of service thereof and served upon the Notice Parties so as to be actually received by the Objection Deadline.

UNLESS A RESPONSE OR OBJECTION IS TIMELY SERVED AND FILED IN ACCORDANCE WITH THIS NOTICE, IT MAY NOT BE CONSIDERED BY THE COURT.

YOU ARE ADVISED TO CAREFULLY REVIEW AND CONSIDER THE PLAN, INCLUDING THE RELEASE, EXCULPATION, DISCHARGE, AND INJUNCTION PROVISIONS, AS YOUR RIGHTS MIGHT BE AFFECTED.

SUMMARY OF PLAN TREATMENT3

The table below provides a summary of the classification, description, treatment, and anticipated recovery of Claims and Interests under the Plan. This information is provided in summary form below for illustrative purposes only and is qualified in its entirety by reference to the provisions of the Plan. For a more detailed description of the treatment of Claims and Interests under the Plan and the sources of satisfaction for Claims and Interests, see Section VII of the Disclosure Statement, entitled “Summary of the Plan.”

Class	Claim or Interest	Status	Voting Rights	Projected Plan Recovery
1	Other Priority Claims	Unimpaired	Deemed to Accept	100%
2A	Other Secured Claims	Unimpaired	Deemed to Accept	100%
2B	Property-Level Debt Guaranty Claims	Unimpaired	Deemed to Accept	100%
3	Prepetition First Lien Claims	Unimpaired	Deemed to Accept	100%
4	Prepetition Second Lien Claims	Impaired	Entitled to Vote	41%
5	General Unsecured Claims	Unimpaired	Deemed to Accept	100%

[3]

The statements contained herein are summaries of the provisions contained in the Disclosure Statement and the Plan and do not purport to be precise or complete statements of all the terms and provisions of the Plan or documents referred to therein. For a more detailed description of the Plan, please refer to the Disclosure Statement. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Plan.

3

Class	Claim or Interest	Status	Voting Rights	Projected Plan Recovery
6	Intercompany Claims	Unimpaired/Impaired	Deemed to Accept/Reject	100% / 0%
7	Intercompany Interests	Unimpaired/Impaired	Deemed to Accept/Reject	100% / 0%
8A	Existing Preferred Equity Interests	Impaired	Deemed to Reject	0%
8B	Existing Common Equity Interests	Impaired	Deemed to Reject	0%
8C	Existing PREIT Associates LP Interests	Impaired	Deemed to Reject	0%
9	Section 510(b) Claims	Impaired	Deemed to Reject	0%

DISCHARGE, INJUNCTION, EXCULPATION,

AND RELEASE PROVISIONS IN THE PLAN

PLEASE BE ADVISED THAT ARTICLE VIII OF THE PLAN CONTAINS CERTAIN DISCHARGE, RELEASE, EXCULPATION AND INJUNCTION PROVISIONS, INCLUDING THOSE SET FORTH BELOW. YOU ARE ADVISED AND ENCOURAGED TO CAREFULLY REVIEW AND CONSIDER THE PLAN, INCLUDING THE DISCHARGE, RELEASE, EXCULPATION AND INJUNCTION PROVISIONS SET FORTH IN ARTICLE VIII OF THE PLAN, AS YOUR RIGHTS MIGHT BE AFFECTED.

BINDING NATURE OF THE PLAN: IF CONFIRMED, ON THE EFFECTIVE DATE, AND EFFECTIVE AS OF THE EFFECTIVE DATE, THE PLAN WILL BIND, AND WILL BE DEEMED BINDING UPON, ALL HOLDERS OF CLAIMS AGAINST AND INTERESTS IN THE DEBTORS, AND EACH HOLDER’S RESPECTIVE SUCCESSORS AND ASSIGNS, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NOTWITHSTANDING WHETHER OR NOT ANY SUCH HOLDER (1) WILL RECEIVE OR RETAIN ANY PROPERTY OR INTEREST IN PROPERTY UNDER THE PLAN OR (2) VOTED TO ACCEPT OR REJECT THE PLAN.

DISCHARGE

Pursuant to section 1141(d) of the Bankruptcy Code to the fullest extent permitted thereunder, and except as otherwise specifically provided in the Plan or the Confirmation Order, the distributions, rights and treatment that are provided in the Plan shall be in full and final satisfaction, settlement, release and discharge, effective as of the Effective Date, of all Claims, Interests and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, Liens on, obligations of, rights against and Interests in, the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests,

4

including Causes of Action that arose before the Effective Date, any contingent or non-contingent liability on account of representations or warranties issued on or before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, in each case whether or not: (i) a proof of claim or Interest based upon such Claim, debt, right or Interest is filed or deemed filed pursuant to section 501 of the Bankruptcy Code; (ii) a Claim or Interest based upon such Claim, debt, right or Interest is Allowed pursuant to section 502 of the Bankruptcy Code; or (3) the Holder of such a Claim or Interest has accepted the Plan. The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the Effective Date occurring, except as otherwise expressly provided in the Plan.

Each holder (as well as any trustee or agent on behalf of such holder) of a Claim or Interest, and any Affiliate of such holder, shall be deemed to have forever waived, released, and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Interests, rights, and liabilities that arose prior to the Effective Date. Except as otherwise provided in the Plan, upon the Effective Date, all such holders of Claims and Interests and their Affiliates shall be forever precluded and enjoined, pursuant to sections 105, 524, and 1141 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim or Interest.

EXCULPATION4

Except as otherwise specifically provided in the Plan, to the fullest extent permitted by applicable law, no Exculpated Party shall have or incur any liability for, and each Exculpated Party shall be exculpated from any Cause of Action for any claim related to any act or omission occurring between the Petition Date and the Effective Date in connection with, relating to or arising out of (i) the Chapter 11 Cases and (ii) and other act or omission, transaction, agreement, event or other occurrence taking place on or before the Effective Date in connection with the Plan, including the formulation, preparation, dissemination, solicitation, negotiation, or filing of the Restructuring Support Agreement and related prepetition transactions, the Disclosure Statement, the Solicitation Materials, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release or other agreement or document created or entered into in connection with the Disclosure Statement, the Solicitation Materials, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or the Plan, the filing of the Chapter 11 Cases, the solicitation of votes for the Plan, the funding of the Plan, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement or transaction, except for claims or Causes of Action related to any act or omission that is determined in a Final Order to have constituted gross negligence, willful misconduct or actual fraud, but in all respects such Persons will be entitled to reasonably rely

[4]

“Exculpated Parties” means collectively, and in each case in its capacity as such, (a) the Debtors; (b) the directors, trustees, managers, and officers of the Debtors who served in such capacity between the Petition Date and Effective Date; and (c) each Entity employed in the Chapter 11 Cases in accordance with sections 327 and 1103 of the Bankruptcy Code and to be compensated for services rendered prior to or on the Effective Date pursuant to sections 327, 328, 329, 330, and 331 of the Bankruptcy Code.

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upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. Notwithstanding anything to the contrary in the foregoing, the exculpation set forth above does not exculpate any obligations arising on or after the Effective Date of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan. The Exculpated Parties have, and upon completion of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of votes and distribution of consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan. The exculpation will be in addition to, and not in limitation of, all other releases, indemnities, exculpations and any other applicable law or rules protecting such Exculpated Parties from liability.

INJUNCTION

Except as otherwise expressly provided for herein or for obligations issued or required to be paid pursuant to the Plan or the Confirmation Order, all Entities that have held, hold, or may hold claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, or Causes of Actions that have been released, discharged, or exculpated under the Plan or Confirmation Order are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtors, the Reorganized Debtors, the Exculpated Parties, or any of the Released Parties (collectively, the “Enjoined Matters”): (1) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any Enjoined Matters; (2) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any Enjoined Matters; (3) creating, perfecting, or enforcing any Lien or encumbrance of any kind against such Entities or the property or the estates of such Entities on account of or in connection with or with respect to Enjoined Matters; (4) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from such Entities or against the property of such Entities on account of or in connection with or with respect to any Enjoined Matters unless such Holder has filed a motion requesting the right to perform such setoff on or before the Confirmation Date or has filed a Proof of Claim or proof of Interest indicating that such Holder asserts, has, or intends to preserve any right of setoff pursuant to applicable law or otherwise; and (5) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any Enjoined Matters. Notwithstanding anything to the contrary in the foregoing, the injunction set forth above does not enjoin the enforcement of any obligations arising on or after the Effective Date of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan.

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Upon entry of the Confirmation Order, all Holders of Claims and Interests and their respective current and former employees, agents, officers, trustees, directors, managers, principals, and direct and indirect Affiliates, in their capacities as such, shall be enjoined from taking any actions to interfere with the implementation or Consummation of the Plan.

RELEASES BY THE DEBTORS

Notwithstanding anything contained in the Plan to the contrary, pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration, on and after the Effective Date, each Released Party is deemed conclusively, absolutely, unconditionally, irrevocably and forever released by the Debtors, the Reorganized Debtors, and their Estates, in each case on behalf of themselves and any and all other Persons that may purport to assert any Claim or Cause of Action derivatively, by or through the foregoing Persons, from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, and Causes of Action, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, foreseen or unforeseen, accrued or unaccrued, existing or hereinafter arising, whether in law or in equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign or domestic law, rule, statute, regulation, treaty, right, duty, requirements or otherwise, including any derivative claims, asserted or assertable on behalf of the Debtors, that the Debtors, the Reorganized Debtors, or their Estates, including any successors to or assigns of the Debtors or any Estate’s representative appointed or selected pursuant to section 1123(b) of the Bankruptcy Code, would have been legally entitled to assert in their own right (whether individually or collectively) or derivatively, or that any Holder of any Claim against or Interest in a Debtor or other Entity could have asserted on behalf of the Debtors, based on or relating to or in any manner arising from, in whole or in part, the Debtors (including the management, ownership, or operation thereof or otherwise), the purchase, sale or rescission of any security of the Debtors, the business or contractual arrangements between any Debtor and any other entity, the Debtors’ in- or out-of-court restructuring efforts, any intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, solicitation, negotiation, entry into, or filing of the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the Exit Facility Backstop Agreement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the Exit Facility Backstop Agreement, the New Common Stock, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or in all cases upon any other act or omission, transaction, agreement, event, or other occurrence related to the foregoing taking place on or before the Effective Date.

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Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release: (1) claims or liabilities arising from any act or omission of a Released Party that constitutes actual fraud, willful misconduct, or gross negligence, each solely to the extent as determined by a Final Order; (2) any obligations arising on or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and the TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and the TL Exit Facility) executed to implement the Plan or the Restructuring Transactions; (3) the rights of any Holder of Allowed Claims or Allowed Interests to receive distributions under the Plan; (4) any matters retained by the Debtors and the Reorganized Debtors pursuant to the Schedule of Retained Causes of Action; or (5) any holder of an Administrative Claim, Other Priority Claim, Other Secured Claim, and General Unsecured Claim from any obligations it owes to the Debtors in the ordinary course of business or under any existing contracts.

RELEASES BY HOLDERS OF CLAIMS AND INTERESTS5,6

As of the Effective Date, each Releasing Party is deemed conclusively, absolutely, unconditionally, irrevocably and forever to have released each Released Party from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, and Causes of Action, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, foreseen or unforeseen, accrued or unaccrued, existing or hereinafter arising, whether in law or in equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign or domestic law, rule, statute, regulation, treaty, right, duty, requirements or otherwise, that such Entity would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of anyone claiming by or through the Releasing Parties, based on or relating to or in any manner arising from, in whole or in part, the Debtors (including the management, ownership, or operation thereof or otherwise), the purchase, sale or rescission of any security of the Debtors, the business or contractual arrangements between any Debtor and any other entity, the Debtors’ in-or out-of-court restructuring efforts, any intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, solicitation, negotiation, entry into, or filing of the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement,

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“Releasing Parties” means collectively and each of, and in each case in its capacity as such: (a) the Debtors; (b) the Reorganized Debtors; (c) the Consenting Lenders; (d) the Agents; (e) the DIP Lenders (including the commitment parties); (f) the Prepetition Secured Parties; (g) the New Agent; (h) the Exit Facility Lenders; (i) the Exit Facility Backstop Parties; (j) all Holders of Claims or Interests unless, as applicable, they (i) submit a ballot by the voting deadline that does not vote to accept the Plan, (ii) submit a ballot by the voting deadline that accepts the Plan but opts out of the Third-Party Release, or (iii) timely File on the docket of the Chapter 11 Cases an objection to the Third-Party Release; and (k) each Related Party of each Entity in clause (a) through this clause (j), solely to the extent the pertinent Entity can bind any such Related Party to the terms of this Plan under applicable law; provided that, for the avoidance of doubt, each Holder of Claims or Interests that is party to or has otherwise signed the Restructuring Support Agreement shall not opt out of or File an objection to the Third-Party Release.

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“Released Parties” means collectively and each of, and in each case in their capacity as such: (a) the Debtors; (b) the Reorganized Debtors; (c) the Consenting Lenders; (d) the Agents; (e) the DIP Lenders (including the commitment parties); (f) the Prepetition Secured Parties; (g) the New Agent; (h) the Exit Facility Lenders; (i) the Exit Facility Backstop Parties; and (j) each Related Party of each Entity in clause (a) through this clause (k); provided, however, that, notwithstanding the foregoing, any Holder of a Claim or Interest that is not a Releasing Party shall not be a “Released Party.”

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the Exit Facility Backstop Agreement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the Exit Facility Backstop Agreement, the New Common Stock, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or in all cases upon any other related act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date.

Notwithstanding anything to the contrary in the foregoing, the Third-Party Release does not release: (1) claims or liabilities arising from any act or omission of a Released Party that constitutes actual fraud, willful misconduct, or gross negligence each solely to the extent as determined by a Final Order; (2) any obligations arising on or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan or the Restructuring Transactions; or (3) the rights of any Holder of Allowed Claims and Allowed Interests to receive distributions under the Plan.

**UNDER THE PLAN, IF YOU ARE A HOLDER OF A CLAIM OR INTEREST THAT IS NOT ENTITLED TO VOTE ON THE PLAN, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE ABOVE THIRD-PARTY RELEASE UNLESS BEFORE THE OBJECTION DEADLINE YOU FILE ON THE DOCKET OF THE CHAPTER 11 CASES AN OBJECTION TO THE THIRD-PARTY RELEASE**

NOTICE TO COUNTERPARTIES TO EXECUTORY

CONTRACTS AND UNEXPIRED LEASES

You or one of your affiliates may be a counterparty to one or more contracts or leases that may be an Executory Contract or Unexpired Lease with one or more of the Debtors. Except as otherwise provided in the Plan, as of the Effective Date, the Debtors will be deemed to have assumed each Executory Contract and Unexpired Lease to which it is a party in accordance with, and subject to, the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, without the need for any further notice or action, order or approval of the Court, unless such Executory Contract or Unexpired Lease: (i) previously expired or terminated pursuant to its own terms, (ii) is on the Rejected Executory Contracts and Unexpired Leases Schedule (if any) as of the Effective Date, or (iii) is the subject of a motion to reject filed on or before the Effective Date. The Debtors’ and counterparties’ respective rights and obligations under each Executory Contract and Unexpired Lease assumed under the Plan shall be unaffected by virtue of these Chapter 11 Cases, and the amounts coming due under such Executory Contracts and Unexpired Leases assumed under the Plan will be paid in the ordinary course of business pursuant to the terms of the Plan, the Confirmation Order, and such Executory Contracts or Unexpired Leases.

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Entry of the Confirmation Order constitutes a Court order approving the assumptions of such Executory Contracts or Unexpired Leases as set forth in the Plan, all under sections 365(a) and 1123 of the Bankruptcy Code. Unless otherwise indicated, all assumptions f Executory Contracts and Unexpired Leases under the Plan are effective as of the Effective Date. Each Executory Contract or Unexpired Lease assumed under the Plan or by Court order on or before the Effective Date will revest in and be fully enforceable by the Reorganized Debtors in accordance with its terms, except as such terms may have been modified by such order. All assumed Executory Contracts or Unexpired Leases will be enforceable by the Reorganized Debtors in accordance with their terms notwithstanding any provision in such contract or lease that prohibits, restricts or conditions assumption, assignment or transfer. Any provision in any such contract or lease that permits a Person to terminate or modify such agreement or to otherwise modify the rights of the Debtors or the Reorganized Debtors or assignee, as applicable, based on the filing of the Chapter 11 Cases or the financial condition of the Debtors or the Reorganized Debtors, as applicable, will be unenforceable. To the extent any provision in any Executory Contract or Unexpired Lease assumed under the Plan (including any “change of control” provision) restricts or prevents, or purports to restrict or prevent, or is breached or deemed breached by, the Debtors’ assumption of such Executory Contract or Unexpired Lease, then such provision will be deemed modified such that the transactions contemplated by the Plan will not entitle the non-Debtor party or parties thereto to terminate such Executory Contract or Unexpired Lease or to exercise any other default-related rights with respect thereto.

ANY COUNTERPARTY TO AN EXECUTORY CONTRACT OR UNEXPIRED LEASE THAT DOES NOT TIMELY OBJECT TO THE PROPOSED ASSUMPTION OF SUCH EXECUTORY CONTRACT OR UNEXPIRED LEASE BY THE TREATMENT OBJECTION DEADLINE (AS DEFINED BELOW) WILL BE DEEMED TO HAVE CONSENTED TO SUCH ASSUMPTION.

Objections to the Debtor’s Assumption of Executory Contracts and Unexpired Leases Under the Plan: If you believe any amounts are due as a result of a Debtor’s monetary default under an Executory Contract or Unexpired Lease to be assumed under the Plan, or you wish to otherwise object to the Debtors’ assumption of an Executory Contract or Unexpired Lease under the Plan, including an objection regarding the ability of the Reorganized Debtors to provide “adequate assurance of future performance” (within the meaning of section 365 of the Bankruptcy Code) (each, a “Treatment Objection”), you may assert a Treatment Objection against the Debtors, subject to all defenses the Debtors may have with respect to such Treatment Objection.

Your Treatment Objection must: (a) be in writing; (b) comply with the Bankruptcy Rules and the Local Rules; (c) state the name and address of the objecting party and the amount and nature of the Claim owned by such entity; (d) state with particularity the legal and factual basis for such objection, and, if practicable, a proposed modification to the Plan, Disclosure Statement or Confirmation Order, as applicable, that would resolve such objection; and (e) be filed with the Court with proof of service thereof and served on the Notice Parties so as to be actually received by 4:00 p.m. (Eastern Standard Time) on January 12, 2024 (the “Treatment Objection Deadline”).

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Any counterparty to an assumed Executory Contract or Unexpired Lease that fails to timely file a Treatment Objection (i) will be deemed to have consented to such proposed assumption, will be deemed to have forever released and waived such Treatment Objection, and will be precluded from being heard at the Confirmation Hearing with respect to such objection; and (ii) will be forever barred from imposing or charging against any Reorganized Debtor any accelerations, increases or any other fees as a result of any assumption under the Plan.

UNLESS A RESPONSE OR AN OBJECTION IS TIMELY SERVED AND FILED IN ACCORDANCE WITH THIS NOTICE, IT MAY NOT BE CONSIDERED BY THE COURT.

Dated: December 12, 2023	Respectfully submitted,
Wilmington, Delaware
DLA PIPER LLP (US)

	By:	/s/ Aaron S. Applebaum

R. Craig Martin (DE 5032)

Aaron S. Applebaum (DE 5587)

1201 N. Market Street, Suite 2100

Wilmington, Delaware 19801

Telephone: (302) 468-5700

Facsimile: (302) 394-2341

Email:craig.martin@us.dlapiper.com
Email:aaron.applebaum@us.dlapiper.com

-and-

Richard A. Chesley (admitted pro hac vice)

Oksana Koltko Rosaluk (admitted pro hac vice)

444 West Lake Street, Suite 900

Chicago, Illinois 60606

Telephone: (312) 368-4000

Facsimile: (312) 236-7516
Email:richard.chesley@us.dlapiper.com
Email:oksana.koltkorosaluk@us.dlapiper.com

Proposed Counsel for the Debtors

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Exhibit 2

(Publication Notice)

THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al., [1] Debtors.	Chapter 11 Case No. 23-11974 (KBO) (Jointly Administered)

NOTICE OF (I) COMMENCEMENT OF PREPACKAGED CHAPTER 11

BANKRUPTCY CASES, (II) COMBINED HEARING ON THE DISCLOSURE

STATEMENT, CONFIRMATION OF THE JOINT PREPACKAGED CHAPTER

11 PLAN, AND RELATED MATTERS, AND (III) OBJECTION DEADLINE

NOTICE IS HEREBY GIVEN as follows:

1. On December 8, 2023, Pennsylvania Real Estate Investment Trust and its affiliated debtors (collectively, the “Debtors”) commenced a solicitation of votes from the Holders of Specified Derivative Claims and Holders of Unsecured Credit Facility Claims under the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and its Debtor-Affiliates (as may be amended, supplemented or otherwise modified from time to time, the “Plan”)2, attached as Exhibit A to the Disclosure Statement Relating to the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and its Debtor-Affiliates (as may be amended, supplemented or otherwise modified from time to time, the “Disclosure Statement”).

1. The Plan was developed in accordance with the terms of that certain Restructuring Support Agreement, dated as of December 7, 2023, among the Debtors and certain prepetition lenders (collectively, the “Consenting Lenders”) (as amended from time to time, the “Restructuring Support Agreement”). Among other things, the Restructuring Support Agreement obligates the Consenting Lenders to vote to approve the Plan and support the Debtors’ restructuring.

2. On December 10, 2023 (the “Petition Date”), each Debtor filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the

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A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.ra.kroll.com/PREIT2023 . The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]

Capitalized terms used but not defined have the meanings given to them in the Plan. The summaries of the Plan and Disclosure Statement in this Notice are not precise or complete statements of all the terms and provisions of the Plan or documents referred to therein. If there is a discrepancy between this Notice and the Plan or Disclosure Statement, the Plan or Disclosure Statement, as applicable, control. For a more detailed description of the Plan, please refer to the Disclosure Statement. Copies of the Plan and the Disclosure Statement may be obtained free of charge by visiting the website maintained by the Solicitation Agent, at https://cases.ra.kroll.com/PREIT2023 .

“Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”).

3. On the Petition Date, the Debtors filed the Plan D.I. 15 and the Disclosure Statement D.I. 16. On December 12, 2023, the Court entered an order [Docket No. *] (the “Scheduling Order”), among other things, approving certain deadlines and procedures in connection with approval of the Disclosure Statement and confirmation of the Plan. Copies of the Scheduling Order, the Plan and the Disclosure Statement may be obtained free of charge by visiting the website maintained by the Debtors’ notice, claims and solicitation agent, Kroll Restructuring Administration (the “Solicitation Agent”), at https://cases.ra.kroll.com/PREIT2023 or by contacting the Debtors’ proposed counsel, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware 19801-1147 (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com and Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com) and 444 West Lake Street, Suite 900, Chicago, Illinois 60606 (Attn.: Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com).

INFORMATION REGARDING THE PLAN AND DISCLOSURE STATEMENT

Voting Record Date. The voting record date was December 8, 2023, which was the date for determining which Holders of Claims in Class 4 of the Plan were entitled to vote.

Combined Hearing. A combined hearing to consider the adequacy of the Disclosure Statement, confirmation of the Plan and any objections to any of the foregoing, and any other matter that may properly come before the Court, will be held before The Honorable Karen B. Owens, at the Court, 824 North Market Street, 6th Floor, Courtroom 3, Wilmington, Delaware 19801, on January 19, 2024, at 10:00 a.m. (Eastern Standard Time) (the “Combined Hearing”). The Combined Hearing may be adjourned from time to time without further notice other than an announcement of the adjourned date or dates at the Combined Hearing and will be available on the electronic case filing docket and the Solicitation Agent’s website at https://cases.ra.kroll.com/PREIT2023.

Objections to the Plan and Disclosure Statement. Any responses or objections (each, an “Objection”) to the assumption of Executory Contracts and Unexpired Leases, the Disclosure Statement or the Plan is 4:00 p.m. (Eastern Standard Time) on January 12, 2024 (the “Objection Deadline”). Any such Objection must: (a) be in writing; (b) comply with the Bankruptcy Rules and the Local Rules; (c) state the name and address of the objecting party and the amount and nature of the Claim owned by such entity; (d) state with particularity the legal and factual basis for such objections, and, if practicable, a proposed modification to the Plan, Disclosure Statement, or Confirmation Order, as applicable, that would resolve such objections; and (e) be filed with the Court with proof of service thereof and served upon the Notice Parties (as defined below) so as to be actually received by the Objection Deadline.

The “Notice Parties” are as follows: (a) proposed counsel for the Debtors, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware 19801 (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com and Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com) and 444 West Lake Street, Suite 900, Chicago, Illinois 60606 (Attn.: Richard A. Chesley at

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richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com); (b) the Office of the United States Trustee, J. Caleb Boggs Federal Building, 844 King St., Lockbox 35, Wilmington, DE 19801 (Attn.: Joseph F. Cudia at joseph.cudia@usdoj.gov); (c) counsel to the Ad Hoc Group of Lenders, (i) Paul Hastings, LLP, 200 Park Avenue, New York, New York 10166 (Attn.: Kristopher M. Hansen at krishansen@paulhastings.com, Jonathan Canfield at joncanfield@paulhastings.com and Daniel Ginsberg at danielginsberg@paulhastings.com) and (ii) Young Conaway Stargatt and Taylor, LLP, 1000 North King Street, Wilmington, Delaware 19801 (Attn.: Matthew B. Lunn at mlunn@ycst.com and Robert F. Poppiti, Jr. at rpoppiti@ycst.com); (d) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman at andrew.goldman@wilmerhale.com) and (e) counsel to any official committee of unsecured creditors appointed in these Chapter 11 Cases (the “Notice Parties”).

UNLESS A RESPONSE OR OBJECTION IS TIMELY SERVED AND FILED IN ACCORDANCE WITH THIS NOTICE IT MAY NOT BE CONSIDERED BY THE COURT.

YOU ARE ADVISED TO CAREFULLY REVIEW AND CONSIDER THE PLAN, INCLUDING THE RELEASE, EXCULPATION, DISCHARGE, AND INJUNCTION PROVISIONS, AS YOUR RIGHTS MIGHT BE AFFECTED.

SUMMARY OF PLAN TREATMENT3

The table below provides a summary of the classification, description, treatment, and anticipated recovery of Claims and Interests under the Plan. This information is provided in summary form below for illustrative purposes only and is qualified in its entirety by reference to the provisions of the Plan.

Class	Claim or Interest	Status	Voting Rights	Projected Plan Recovery
1	Other Priority Claims	Unimpaired	Deemed to Accept	100%
2A	Other Secured Claims	Unimpaired	Deemed to Accept	100%
2B	Property-Level Debt Guaranty Claims	Unimpaired	Deemed to Accept	100%
3	Prepetition First Lien Claims	Unimpaired	Deemed to Accept	100%
4	Prepetition Second Lien Claims	Impaired	Entitled to Vote	41%

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The statements contained herein are summaries of the provisions contained in the Disclosure Statement and the Plan and do not purport to be precise or complete statements of all the terms and provisions of the Plan or documents referred to therein. For a more detailed description of the Plan, please refer to the Disclosure Statement. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Plan.

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Class	Claim or Interest	Status	Voting Rights	Projected Plan Recovery
5	General Unsecured Claims	Unimpaired	Deemed to Accept	100%
6	Intercompany Claims	Unimpaired/Impaired	Deemed to Accept/Reject	100% / 0%
7	Intercompany Interests	Unimpaired/Impaired	Deemed to Accept/Reject	100% / 0%
8A	Existing Preferred Equity Interests	Impaired	Deemed to Reject	0%
8B	Existing Common Equity Interests	Impaired	Deemed to Reject	0%
8C	Existing PREIT Associates LP Interests	Impaired	Deemed to Reject	0%
9	Section 510(b) Claims	Impaired	Deemed to Reject	0%

NOTICE REGARDING DISCHARGE, INJUNCTION, EXCULPATION,

AND RELEASE PROVISIONS IN THE PLAN

PLEASE BE ADVISED THAT ARTICLE VIII OF THE PLAN CONTAINS CERTAIN DISCHARGE, RELEASE, EXCULPATION AND INJUNCTION PROVISIONS, INCLUDING THOSE SET FORTH BELOW. YOU ARE ADVISED AND ENCOURAGED TO CAREFULLY REVIEW AND CONSIDER THE PLAN, INCLUDING THE DISCHARGE, RELEASE, EXCULPATION AND INJUNCTION PROVISIONS SET FORTH IN ARTICLE VIII OF THE PLAN, AS YOUR RIGHTS MIGHT BE AFFECTED.

BINDING NATURE OF THE PLAN: IF CONFIRMED, ON AND AS OF THE EFFECTIVE DATE, THE PLAN WILL BE BINDING ON ALL HOLDERS OF CLAIMS AGAINST AND INTERESTS IN THE DEBTORS, AND EACH HOLDER’S RESPECTIVE SUCCESSORS AND ASSIGNS, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NOTWITHSTANDING WHETHER OR NOT ANY SUCH HOLDER (1) WILL RECEIVE OR RETAIN ANY PROPERTY OR INTEREST IN PROPERTY UNDER THE PLAN OR (2) VOTED TO ACCEPT OR REJECT THE PLAN.

DISCHARGE

Pursuant to section 1141(d) of the Bankruptcy Code to the fullest extent permitted thereunder, and except as otherwise specifically provided in the Plan or the Confirmation Order, the distributions, rights and treatment that are provided in the Plan shall be in full and final satisfaction, settlement, release and discharge, effective as of the Effective Date, of all Claims, Interests and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, Liens on, obligations of, rights against and Interests in, the Debtors or any of their assets or properties, regardless of whether any property shall have

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been distributed or retained pursuant to the Plan on account of such Claims and Interests, including Causes of Action that arose before the Effective Date, any contingent or non-contingent liability on account of representations or warranties issued on or before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, in each case whether or not: (i) a proof of claim or Interest based upon such Claim, debt, right or Interest is filed or deemed filed pursuant to section 501 of the Bankruptcy Code; (ii) a Claim or Interest based upon such Claim, debt, right or Interest is Allowed pursuant to section 502 of the Bankruptcy Code; or (3) the Holder of such a Claim or Interest has accepted the Plan. The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the Effective Date occurring, except as otherwise expressly provided in the Plan.

Each holder (as well as any trustee or agent on behalf of such holder) of a Claim or Interest, and any Affiliate of such holder, shall be deemed to have forever waived, released, and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Interests, rights, and liabilities that arose prior to the Effective Date. Except as otherwise provided in the Plan, upon the Effective Date, all such holders of Claims and Interests and their Affiliates shall be forever precluded and enjoined, pursuant to sections 105, 524, and 1141 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim or Interest.

EXCULPATION4

Except as otherwise specifically provided in the Plan, to the fullest extent permitted by applicable law, no Exculpated Party shall have or incur any liability for, and each Exculpated Party shall be exculpated from any Cause of Action for any claim related to any act or omission occurring between the Petition Date and the Effective Date in connection with, relating to or arising out of (i) the Chapter 11 Cases and (ii) and other act or omission, transaction, agreement, event or other occurrence taking place on or before the Effective Date in connection with the Plan, including the formulation, preparation, dissemination, solicitation, negotiation, or filing of the Restructuring Support Agreement and related prepetition transactions, the Disclosure Statement, the Solicitation Materials, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release or other agreement or document created or entered into in connection with the Disclosure Statement, the Solicitation Materials, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or the Plan, the filing of the Chapter 11 Cases, the solicitation of votes for the Plan, the funding of the Plan, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement or transaction, except for claims or Causes of Action related to any act or omission that is determined in a Final Order to have constituted gross negligence, willful

[4]

“Exculpated Parties” means collectively, and in each case in its capacity as such, (a) the Debtors; (b) the directors, trustees, managers, and officers of the Debtors who served in such capacity between the Petition Date and Effective Date; and (c) each Entity employed in the Chapter 11 Cases in accordance with sections 327 and 1103 of the Bankruptcy Code and to be compensated for services rendered prior to or on the Effective Date pursuant to sections 327, 328, 329, 330, and 331 of the Bankruptcy Code.

5

misconduct or actual fraud, but in all respects such Persons will be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. Notwithstanding anything to the contrary in the foregoing, the exculpation set forth above does not exculpate any obligations arising on or after the Effective Date of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan. The Exculpated Parties have, and upon completion of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of votes and distribution of consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan. The exculpation will be in addition to, and not in limitation of, all other releases, indemnities, exculpations and any other applicable law or rules protecting such Exculpated Parties from liability.

INJUNCTION

Except as otherwise expressly provided for herein or for obligations issued or required to be paid pursuant to the Plan or the Confirmation Order, all Entities that have held, hold, or may hold claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, or Causes of Actions that have been released, discharged, or exculpated under the Plan or Confirmation Order are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtors, the Reorganized Debtors, the Exculpated Parties, or any of the Released Parties (collectively, the “Enjoined Matters”): (1) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any Enjoined Matters; (2) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any Enjoined Matters; (3) creating, perfecting, or enforcing any Lien or encumbrance of any kind against such Entities or the property or the estates of such Entities on account of or in connection with or with respect to Enjoined Matters; (4) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from such Entities or against the property of such Entities on account of or in connection with or with respect to any Enjoined Matters unless such Holder has filed a motion requesting the right to perform such setoff on or before the Confirmation Date or has filed a Proof of Claim or proof of Interest indicating that such Holder asserts, has, or intends to preserve any right of setoff pursuant to applicable law or otherwise; and (5) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any Enjoined Matters. Notwithstanding anything to the contrary in the foregoing, the injunction set forth above does not enjoin the enforcement of any obligations arising on or after the Effective Date of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan.

6

Upon entry of the Confirmation Order, all Holders of Claims and Interests and their respective current and former employees, agents, officers, trustees, directors, managers, principals, and direct and indirect Affiliates, in their capacities as such, shall be enjoined from taking any actions to interfere with the implementation or Consummation of the Plan.

RELEASES BY THE DEBTORS

Notwithstanding anything contained in the Plan to the contrary, pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration, on and after the Effective Date, each Released Party is deemed conclusively, absolutely, unconditionally, irrevocably and forever released by the Debtors, the Reorganized Debtors, and their Estates, in each case on behalf of themselves and any and all other Persons that may purport to assert any Claim or Cause of Action derivatively, by or through the foregoing Persons, from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, and Causes of Action, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, foreseen or unforeseen, accrued or unaccrued, existing or hereinafter arising, whether in law or in equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign or domestic law, rule, statute, regulation, treaty, right, duty, requirements or otherwise, including any derivative claims, asserted or assertable on behalf of the Debtors, that the Debtors, the Reorganized Debtors, or their Estates, including any successors to or assigns of the Debtors or any Estate’s representative appointed or selected pursuant to section 1123(b) of the Bankruptcy Code, would have been legally entitled to assert in their own right (whether individually or collectively) or derivatively, or that any Holder of any Claim against or Interest in a Debtor or other Entity could have asserted on behalf of the Debtors, based on or relating to or in any manner arising from, in whole or in part, the Debtors (including the management, ownership, or operation thereof or otherwise), the purchase, sale or rescission of any security of the Debtors, the business or contractual arrangements between any Debtor and any other entity, the Debtors’ in- or out-of-court restructuring efforts, any intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, solicitation, negotiation, entry into, or filing of the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the Exit Facility Backstop Agreement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the Exit Facility Backstop Agreement, the New Common Stock, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or in all cases upon any other act or omission, transaction, agreement, event, or other occurrence related to the foregoing taking place on or before the Effective Date.

Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release: (1) claims or liabilities arising from any act or omission of a Released Party that constitutes actual fraud, willful misconduct, or gross negligence, each solely to the extent as

7

determined by a Final Order; (2) any obligations arising on or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and the TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and the TL Exit Facility) executed to implement the Plan or the Restructuring Transactions; (3) the rights of any Holder of Allowed Claims or Allowed Interests to receive distributions under the Plan; (4) any matters retained by the Debtors and the Reorganized Debtors pursuant to the Schedule of Retained Causes of Action; or (5) any holder of an Administrative Claim, Other Priority Claim, Other Secured Claim, and General Unsecured Claim from any obligations it owes to the Debtors in the ordinary course of business or under any existing contracts.

RELEASES BY HOLDERS OF CLAIMS AND INTERESTS5,6

As of the Effective Date, each Releasing Party is deemed conclusively, absolutely, unconditionally, irrevocably and forever to have released each Released Party from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, and Causes of Action, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, foreseen or unforeseen, accrued or unaccrued, existing or hereinafter arising, whether in law or in equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign or domestic law, rule, statute, regulation, treaty, right, duty, requirements or otherwise, that such Entity would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of anyone claiming by or through the Releasing Parties, based on or relating to or in any manner arising from, in whole or in part, the Debtors (including the management, ownership, or operation thereof or otherwise), the purchase, sale or rescission of any security of the Debtors, the business or contractual arrangements between any Debtor and any other entity, the Debtors’ in- or out-of-court restructuring efforts, any intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, solicitation, negotiation, entry into, or filing of the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement,

[5]

“Releasing Parties” means collectively and each of, and in each case in its capacity as such: (a) the Debtors; (b) the Reorganized Debtors; (c) the Consenting Lenders; (d) the Agents; (e) the DIP Lenders (including the commitment parties); (f) the Prepetition Secured Parties; (g) the New Agent; (h) the Exit Facility Lenders; (i) the Exit Facility Backstop Parties; (j) all Holders of Claims or Interests unless, as applicable, they (i) submit a ballot by the voting deadline that does not vote to accept the Plan, (ii) submit a ballot by the voting deadline that accepts the Plan but opts out of the Third-Party Release, or (iii) timely File on the docket of the Chapter 11 Cases an objection to the Third-Party Release; and (k) each Related Party of each Entity in clause (a) through this clause (j), solely to the extent the pertinent Entity can bind any such Related Party to the terms of this Plan under applicable law; provided that, for the avoidance of doubt, each Holder of Claims or Interests that is party to or has otherwise signed the Restructuring Support Agreement shall not opt out of or File an objection to the Third-Party Release.

[6]

“Released Parties” means collectively and each of, and in each case in their capacity as such: (a) the Debtors; (b) the Reorganized Debtors; (c) the Consenting Lenders; (d) the Agents; (e) the DIP Lenders (including the commitment parties); (f) the Prepetition Secured Parties; (g) the New Agent; (h) the Exit Facility Lenders; (i) the Exit Facility Backstop Parties; and (j) each Related Party of each Entity in clause (a) through this clause (k); provided, however, that, notwithstanding the foregoing, any Holder of a Claim or Interest that is not a Releasing Party shall not be a “Released Party.”

8

the Exit Facility Backstop Agreement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the Exit Facility Backstop Agreement, the New Common Stock, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or in all cases upon any other related act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date.

Notwithstanding anything to the contrary in the foregoing, the Third-Party Release does not release: (1) claims or liabilities arising from any act or omission of a Released Party that constitutes actual fraud, willful misconduct, or gross negligence each solely to the extent as determined by a Final Order; (2) any obligations arising on or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan or the Restructuring Transactions; or (3) the rights of any Holder of Allowed Claims and Allowed Interests to receive distributions under the Plan.

**UNDER THE PLAN, IF YOU ARE A HOLDER OF A CLAIM OR INTEREST THAT IS NOT ENTITLED TO VOTE ON THE PLAN, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE ABOVE THIRD-PARTY RELEASE UNLESS BEFORE THE OBJECTION DEADLINE YOU FILE ON THE DOCKET OF THE CHAPTER 11 CASES AN OBJECTION TO THE THIRD-PARTY RELEASE**

NOTICE TO COUNTERPARTIES TO EXECUTORY

CONTRACTS AND UNEXPIRED LEASES

You or one of your affiliates may be a counterparty to one or more contracts or leases that may be an Executory Contract or Unexpired Lease with one or more of the Debtors. Except as otherwise provided in the Plan, as of the Effective Date, the Debtors will be deemed to have assumed each Executory Contract and Unexpired Lease to which it is a party in accordance with, and subject to, the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, without the need for any further notice or action, order or approval of the Court, unless such Executory Contract or Unexpired Lease: (i) previously expired or terminated pursuant to its own terms, (ii) is on the Rejected Executory Contracts and Unexpired Leases Schedule (if any) as of the Effective Date, or (iii) is the subject of a motion to reject filed on or before the Effective Date. The Debtors’ and counterparties’ respective rights and obligations under each Executory Contract and Unexpired Lease assumed under the Plan shall be unaffected by virtue of these Chapter 11 Cases, and the amounts coming due under such Executory Contracts and Unexpired Leases assumed under the Plan will be paid in the ordinary course of business pursuant to the terms of the Plan, the Confirmation Order, and such Executory Contracts or Unexpired Leases.

9

ANY COUNTERPARTY TO AN EXECUTORY CONTRACT OR UNEXPIRED LEASE THAT DOES NOT TIMELY OBJECT TO THE PROPOSED ASSUMPTION OF SUCH EXECUTORY CONTRACT OR UNEXPIRED LEASE BY THE TREATMENT OBJECTION DEADLINE (AS DEFINED BELOW) WILL BE DEEMED TO HAVE CONSENTED TO SUCH ASSUMPTION.

Objections to the Debtors’ Assumption of Executory Contracts and Unexpired Leases Under the Plan: If you believe any amounts are due as a result of a Debtor’s monetary default under an Executory Contract or Unexpired Lease to be assumed under the Plan, or you wish to otherwise object to the Debtors’ assumption of an Executory Contract or Unexpired Lease under the Plan, including an objection regarding the ability of the Reorganized Debtors to provide “adequate assurance of future performance” (within the meaning of section 365 of the Bankruptcy Code) (each, a “Treatment Objection”), you may assert a Treatment Objection against the Debtors, subject to all defenses the Debtors may have with respect to such Treatment Objection. Your Treatment Objection must: (a) be in writing; (b) comply with the Bankruptcy Rules and the Local Rules; (c) state the name and address of the objecting party and the amount and nature of the Claim owned by such entity; (d) state with particularity the legal and factual basis for such objection, and, if practicable, a proposed modification to the Plan, Disclosure Statement or Confirmation Order, as applicable, that would resolve such objection; and (e) be filed with the Court with proof of service thereof and served on the Notice Parties so as to be actually received by 4:00 p.m. (Eastern Standard Time) on January 12, 2024 (the “Treatment Objection Deadline”).

10

Exhibit 3

(Class 4 Ballot)

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT.

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al.,[1] Debtors.

Chapter 11

IMPORTANT: No chapter 11 cases have been commenced as of the date of distribution of this Ballot. This Ballot is a prepetition solicitation of your vote on a prepackaged plan of reorganization.

CLASS 4 BALLOT FOR VOTING ON THE JOINT PREPACKAGED PLAN OF

REORGANIZATION OF PENNSYLVANIA REAL ESTATE INVESTMENT

TRUST AND CERTAIN OF ITS DIRECT AND INDIRECT SUBSIDIARIES

If you are the Holder of a Class 4 Claim (Prepetition Second Lien Claims) (a “Class 4 Claim” or collectively, “Class 4 Claims”) as of December 8, 2023 (the “Voting Record Date”), please use this “Ballot” to cast your vote to accept or reject the Joint Prepackaged Plan of Reorganization of Pennsylvania Real Estate Investment Trust and its Debtor-Affiliates (as may be amended, modified or supplemented in accordance with its terms, the “Plan”), which is being proposed by Pennsylvania Real Estate Investment Trust and certain of its affiliates (collectively, the “Company”). The Plan is included as Exhibit A to the accompanying Disclosure Statement for the Joint Prepackaged Plan of Reorganization of Pennsylvania Real Estate Investment Trust and its Debtor-Affiliates, dated December 8, 2023 (as may be amended, modified or supplemented, the “Disclosure Statement”).2 The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if the Plan (a) is accepted by the holders of two-thirds in amount and more than one-half in number of Claims or Interests in each Class that votes on the Plan, and (b) otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code.

Please carefully read the enclosed Disclosure Statement and Plan and follow the enclosed instructions for completing this Ballot. If you have any questions regarding this Ballot, the enclosed voting instructions, the procedures for voting, or need to obtain additional solicitation materials, please contact the Company’s proposed notice and solicitation agent, Kroll Restructuring Administration LLC (the “Solicitation Agent”) by: (i) emailing preitballots@ra.kroll.com and reference “PREIT” in the subject line, (ii) calling the Solicitation Agent at 844-312-7377 (U.S./Canada, Toll-Free) or +1 646-777-2193 (International) (ii) or visiting the Solicitation Agent’s website https://cases.ra.kroll.com/preitballots2023, and/or (iii) writing to the Solicitation Agent at the following address: PREIT 2023 Ballot Processing, c/o Kroll Restructuring Administration, 850 Third Avenue, Suite 412 Brooklyn, NY 11232.

[1]

A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent after the petition date at https://cases.ra.kroll.com/PREIT2023 or at Schedule 1 to this Ballot. The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]	Capitalized terms not defined have the meanings given to them in the Disclosure Statement.

Each Holder of a Class 4 Claim should submit this Ballot in order to have its vote counted in accordance with the Solicitation Procedures before the Voting Deadline.

IMPORTANT DEADLINE

THIS BALLOT MUST BE COMPLETED, EXECUTED, AND RETURNED SO THAT IT IS ACTUALLY RECEIVED BY THE SOLICITATION AGENT ON OR BEFORE 5:00 P.M. (EASTERN STANDARD TIME) ON DECEMBER 18, 2023 (THE “VOTING DEADLINE”).

REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.

This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

HOW TO VOTE

1.	COMPLETE ITEM 1 AND ITEM 2.

2.	REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

3.

SIGN AND DATE YOUR BALLOT. Please provide your name and mailing address in the space provided in this Ballot if it is different from that set forth on the Ballot or if no address is preprinted on this Ballot.[3]

4.

RETURN THE BALLOT by first class mail, overnight courier, or hand delivery to the address set forth in Item 4 of this Ballot; or electronically, by accessing the E-Ballot portal found online at https://cases.ra.kroll.com/preitballots2023 and following the instructions set forth on the “Submit E-Ballot” link.

5.	YOU MUST VOTE ALL OF YOUR CLASS 4 CLAIMS EITHER TO ACCEPT OR REJECT THE PLAN, AND MAY NOT SPLIT YOUR VOTE.

OTHER IMPORTANT INFORMATION

1.

Any Ballot submitted that is incomplete or illegible, indicates unclear or inconsistent votes with respect to the Plan or is improperly signed and returned will NOT be counted unless the Debtors determine otherwise.

[3]

If you are signing this Ballot in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, or officer of a corporation or otherwise acting in a fiduciary or representative capacity, you must indicate such capacity when signing and, if required or requested by the Solicitation Agent, the Debtors, the Debtors’ proposed counsel, or the Bankruptcy Court, you must submit proper evidence to the requesting party of authority to so act on behalf of such holder.

2.

To vote, you MUST deliver your completed Ballot (whether via mail, hand delivery or electronically on the Solicitation Agent’s website) so that it is ACTUALLY RECEIVED by the Solicitation Agent on or before the Voting Deadline by one of the methods described in Item 4. The Voting Deadline is 5:00 p.m. (Eastern Standard Time) on December 18, 2023.

3.

Any Ballot received by the Solicitation Agent after the Voting Deadline will not be counted with respect to acceptance or rejection of the Plan, as applicable, unless the Company otherwise determines in its sole discretion. No Ballot may be withdrawn or modified after the Voting Deadline without the Company’s written prior consent.

4.

Delivery of a Ballot reflecting your vote to the Solicitation Agent will be deemed to have occurred only when the Solicitation Agent actually receives your Ballot. In all cases, you should allow sufficient time to assure timely delivery of your Ballot by the Voting Deadline.

5.

If you deliver multiple Ballots for your Class 4 Claim to the Solicitation Agent, ONLY the last properly executed, valid Ballot timely received will be deemed to reflect your intent and will supersede and revoke any prior Ballot(s).

6.

If, as of the Voting Record Date, you hold a portion of a single Claim, you and other holders of the remaining portion of such Claim will be (a) treated as a single creditor for voting purposes and (b) required to vote every portion of such Claim collectively to either accept or reject the Plan. The Debtors reserve the right to challenge the validity of any vote that has been improperly split for voting purposes.

7.

The Plan constitutes a separate plan of reorganization for each of the Debtors and notwithstanding anything herein, the Plan may be confirmed and consummated as to each of the Debtors separate from, and independent of, confirmation and consummation of the Plan as to any other Debtor.

8.	This Ballot does not constitute, and shall not be deemed to be, a Proof of Claim or proof of Interest, or an assertion or admission of a Claim, in the Company’s Chapter 11 Cases.

9.

You should not rely on any information, representations, or inducements made to obtain an acceptance of the Plan that are other than as set forth, or are inconsistent with, the information contained in the Disclosure Statement, the documents attached to or incorporated in the Disclosure Statement, and the Plan.

10.

Subject to the discretion of the Company or authority of the Bankruptcy Court, the following Ballots will not be counted in determining the acceptance or rejection of the Plan: (a) any Ballot that is illegible or contains insufficient information to permit the identification of the Holder; (b) any Ballot cast by a Person or Entity that does not hold a Claim in a Class that is entitled to vote on the Plan, unless such Person or Entity is the attorney, proxy or other authorized representative of the Claim holder; (c) any Ballot not actually received by the Solicitation Agent before the Voting Deadline, unless the Debtors determine otherwise or as permitted by the Bankruptcy Court; (d) any Ballot not marked to either accept or reject the Plan, or marked to both accept and reject the Plan; (e) any Ballot superseded by a later, timely received, valid Ballot; (f) any unsigned Ballot, provided, however, that votes submitted through E-Ballot are deemed signed; and/or (g) any Ballot submitted by a party not entitled to cast a vote with respect to the Plan.

11.

You should not rely on any information, representations, or inducements made to obtain an acceptance of the Plan that are other than as set forth in, or are inconsistent with, the information contained in the Disclosure Statement, the documents attached to or incorporated in the Disclosure Statement, and the Plan.

[Remainder of Page Intentionally Left Blank]

IMPORTANT INFORMATION REGARDING TREATMENT UNDER THE PLAN

The Plan provides for the following treatment for Holders of Class 4 Claims (Prepetition Second Lien Claims):

Each Holder of an Allowed Prepetition Second Lien Claim shall receive, on the Effective Date, in full and final satisfaction of such Allowed Prepetition Second Lien Claim (a) its Pro Rata share of 65% of the New Common Stock, calculated on a fully diluted basis on the Effective Date but subject to dilution on account of the MIP New Common Stock and (b) the option to participate as an Exit Facility Backstop Party on the terms and subject to the conditions set forth in the Exit Facility Backstop Agreement.

VOTING – COMPLETE THIS SECTION

ITEM 1: PRINCIPAL AMOUNT OF CLASS 4 CLAIMS

The undersigned hereby certifies that, as of the Voting Record Date, the undersigned was the Holder of a Class 4 Claim (or authorized signatory for an entity that is a Holder of such Claim) in the following aggregate principal amount, excluding, for the avoidance of doubt, accrued but unpaid interest and other amounts that may be owed to the undersigned (or the entity for whom the undersigned is signatory) (please fill in the amount if not otherwise completed):

Voting Amount: $

ITEM 2:	You may vote to accept or reject the Plan. You must check one of the boxes below in order to have your vote counted.

VOTE	☐ ACCEPT (VOTE FOR) the Plan ☐ REJECT (VOTE AGAINST) the Plan

Please note that you are voting all of your Class 4 Claims either to accept or reject the Plan. You may not split your vote. If you do not indicate that you either accept or reject the Plan by checking the applicable box above, your Ballot with respect to this Item 2 will not be counted. If you indicate that you both accept and reject the Plan by checking both boxes above, your Ballot with respect to this Item 2 will not be counted.

The Plan, though proposed jointly, constitutes a separate Plan proposed by each Debtor. Accordingly, your vote cast above will be applied in the same manner and in the same amount in Class 4 against each applicable Debtor.

ITEM 3: RELEASE INFORMATION

Article VIII (D) of the Plan provides for a third-party release (the “Third-Party Release”)

As of the Effective Date, each Releasing Party is deemed conclusively, absolutely, unconditionally, irrevocably and forever to have released each Released Party from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, and Causes of Action, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, foreseen or unforeseen, accrued or unaccrued, existing or hereinafter arising, whether in law or in equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign or domestic law, rule, statute, regulation, treaty, right, duty, requirements or otherwise, that such Entity would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of anyone claiming by or through the Releasing Parties, based on or relating to or in any manner arising from, in whole or in part, the Debtors (including the management, ownership, or operation thereof or otherwise), the purchase, sale or rescission of any security of the Debtors, the business or contractual arrangements between any Debtor and any other entity, the Debtors’ in- or out-of-court restructuring efforts, any intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, solicitation, negotiation, entry into, or filing of the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the Exit Facility Backstop Agreement, the New Common Stock, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or in all cases upon any other related act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date.

Notwithstanding anything to the contrary in the foregoing, the Third-Party Release does not release: (1) claims or liabilities arising from any act or omission of a Released Party that constitutes actual fraud, willful misconduct, or gross negligence each solely to the extent as determined by a Final Order; (2) any obligations arising on or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan or the Restructuring Transactions; or (3) the rights of any Holder of Allowed Claims and Allowed Interests to receive distributions under the Plan.

IMPORTANT INFORMATION REGARDING THE THIRD-PARTY RELEASE:

UNDER THE PLAN, “RELEASING PARTIES” MEANS COLLECTIVELY AND EACH OF, AND IN EACH CASE IN ITS CAPACITY AS SUCH: (A) THE DEBTORS; (B) THE REORGANIZED DEBTORS; (C) THE CONSENTING LENDERS; (D) THE AGENTS; (E) THE DIP LENDERS (INCLUDING THE COMMITMENT PARTIES); (F) THE PREPETITION SECURED PARTIES; (G) THE NEW AGENT; (H) THE EXIT FACILITY LENDERS; (I) THE EXIT FACILITY BACKSTOP PARTIES; (J) ALL HOLDERS OF CLAIMS OR INTERESTS UNLESS, AS APPLICABLE, THEY (I) SUBMIT A BALLOT BY THE VOTING DEADLINE THAT DOES NOT VOTE TO ACCEPT THE PLAN, (II) SUBMIT A BALLOT BY THE VOTING DEADLINE THAT ACCEPTS THE PLAN BUT OPTS OUT OF THE THIRD-PARTY RELEASE, OR (III) TIMELY FILE ON THE DOCKET OF THE CHAPTER 11 CASES AN OBJECTION TO THE THIRD-PARTY RELEASE; AND (K) EACH RELATED PARTY OF EACH ENTITY IN CLAUSE (A) THROUGH THIS CLAUSE (J), SOLELY TO THE EXTENT THE PERTINENT ENTITY CAN BIND ANY SUCH RELATED PARTY TO THE TERMS OF THIS PLAN UNDER APPLICABLE LAW; PROVIDED THAT, FOR THE AVOIDANCE OF DOUBT, EACH HOLDER OF CLAIMS OR INTERESTS THAT IS PARTY TO OR HAS OTHERWISE SIGNED THE RESTRUCTURING SUPPORT AGREEMENT SHALL NOT OPT OUT OF OR FILE AN OBJECTION TO THE THIRD-PARTY RELEASE.

UNDER THE PLAN, “RELEASED PARTIES” MEANS COLLECTIVELY AND EACH OF, AND IN EACH CASE IN THEIR CAPACITY AS SUCH: (A) THE DEBTORS; (B) THE REORGANIZED DEBTORS; (C) THE CONSENTING LENDERS; (D) THE AGENTS; (E) THE DIP LENDERS (INCLUDING THE COMMITMENT PARTIES); (F) THE PREPETITION SECURED PARTIES; (G) THE NEW AGENT; (H) THE EXIT FACILITY LENDERS; (I) THE EXIT FACILITY BACKSTOP PARTIES; AND

(J) EACH RELATED PARTY OF EACH ENTITY IN CLAUSE (A) THROUGH THIS CLAUSE (K); PROVIDED, HOWEVER, THAT, NOTWITHSTANDING THE FOREGOING, ANY HOLDER OF A CLAIM OR INTEREST THAT IS NOT A RELEASING PARTY SHALL NOT BE A “RELEASED PARTY.”

OPTIONAL OPT-OUT ELECTION

IF YOU DO NOT CONSENT TO THE RELEASE, INJUNCTION, OR EXCULPATION PROVISIONS SET FORTH IN ARTICLE VIII OF THE PLAN, YOU MAY ELECT NOT TO GRANT SUCH RELEASE BUT ONLY IF YOU (1) AFFIRMATIVELY ELECT TO “OPT OUT” OF BEING A RELEASING PARTY BY CHECKING THE BOX BELOW, AND TIMELY RETURN YOUR BALLOT, OR (2) ABSTAIN FROM VOTING BY NOT CASTING A VOTE IN ITEM 1 ABOVE, AFFIRMATIVELY ELECT TO “OPT OUT” OF BEING A RELEASING PARTY BY CHECKING THE BOX BELOW, AND TIMELY RETURN YOUR BALLOT.

FOR THE AVOIDANCE OF DOUBT, EACH HOLDER OF A CLASS 4 CLAIM THAT IS PARTY TO OR HAS OTHERWISE SIGNED THE RESTRUCTURING SUPPORT AGREEMENT SHALL NOT OPT OUT OF THE THIRD-PARTY RELEASE.

The Holder of the Claim(s) identified in Item 1 elects to:

☐ OPT-OUT of the Third-Party Release

ITEM 4: CERTIFICATION, BALLOT COMPLETION, AND DELIVERY INSTRUCTIONS

By signing this Ballot, the undersigned certifies to the Court and the Debtors:

(a)   That, as of the Voting Record Date, either (i) the undersigned is the Holder of a Class 4 Claim as set forth in Item 1; or (ii) the undersigned is an authorized signatory for an Entity that is the Holder of a Class 4 Claim as set forth in Item 1;

(b)   That the undersigned (or in the case of an authorized signatory, the Holder) has received a copy of the Disclosure Statement and the Solicitation Package and acknowledges that the solicitation is being made pursuant to the terms and conditions set forth therein;

(c)   That the undersigned has cast the same vote with respect to all of its Class 4 Claims in connection with the Plan; and

(d)   That no other Ballots with respect to the same Class 4 Claims identified in Item 1 have been cast or, if any other Ballots have been cast with respect to such Claims, then any such earlier Ballots voting those Claims are hereby revoked.

BALLOT COMPLETION INFORMATION – COMPLETE THIS SECTION

Name of Holder:

Signature:

Signatory Name (if other than the Holder)

Title:

Address:

Email Address:

Date Completed:

RETURN INSTRUCTIONS

PLEASE COMPLETE, SIGN, AND DATE THIS BALLOT AND RETURN IT PROMPTLY. THIS BALLOT MUST BE COMPLETED, EXECUTED, AND RETURNED SO THAT IT IS ACTUALLY RECEIVED BY THE SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE. YOU MAY SUBMIT YOUR BALLOT VIA FIRST CLASS MAIL, OVERNIGHT COURIER, OR HAND DELIVERY TO:

PREIT 2023 Ballot Processing Center

c/o Kroll Restructuring Administration LLC

850 Third Avenue, Suite 412

Brooklyn, NY 11232.

ALTERNATIVELY, YOU CAN SUBMIT YOUR BALLOT ELECTRONICALLY BY ACCESSING THE E-BALLOT PORTAL FOUND ON THE SOLICITATION AGENT’S WEBSITE AT HTTPS://CASES.RA.KROLL.COM/PREITBALLOTS2023, WHICH CAN BE ACCESSED BY CLICKING ON THE ‘SUBMIT E-BALLOT’ LINK AND FOLLOWING THE INSTRUCTIONS SET FORTH ON THE WEBSITE:

IMPORTANT NOTE: You will need the following information to retrieve and submit your customized electronic Ballot:

Unique E-Ballot ID#: ___________________________________

Each E-Ballot ID# is to be used solely for voting only those Claims described in Item 1 of your electronic Ballot. Please complete and submit an electronic Ballot for each E-Ballot ID# you receive, as applicable.

The Solicitation Agent’s online balloting portal is the sole manner in which Ballots will be accepted via electronic or online transmission. Ballots submitted by email, facsimile, or any other means of electronic transmission will not be counted. Creditors who submit a Ballot using the Solicitation Agent’s online balloting portal should NOT also submit a paper Ballot.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT, THESE VOTING INSTRUCTIONS OR THE PROCEDURES FOR VOTING, PLEASE CALL THE SOLICITATION AGENT AT 844-312-7377 (DOMESTIC, TOLL FREE) OR +1 646-777-2193 (LOCAL/INTERNATIONAL, TOLL) OR EMAIL PREITBALLOTS@RA.KROLL.COM WITH ‘PREIT SOLICITATION’ IN THE SUBJECT LINE.

Important Information Regarding Releases Under the Plan

The Plan includes the following release, exculpation, and injunction provisions.4

SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS

A.	Discharge of Claims Against and Terminated Interests in Debtors

Pursuant to section 1141(d) of the Bankruptcy Code to the fullest extent permitted thereunder, and except as otherwise specifically provided in the Plan or the Confirmation Order, the distributions, rights and treatment that are provided in the Plan shall be in full and final satisfaction, settlement, release and discharge, effective as of the Effective Date, of all Claims, Interests and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, Liens on, obligations of, rights against and Interests in, the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including Causes of Action that arose before the Effective Date, any contingent or non-contingent liability on account of representations or warranties issued on or before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, in each case whether or not: (i) a proof of claim or Interest based upon such Claim, debt, right or Interest is filed or deemed filed pursuant to section 501 of the Bankruptcy Code; (ii) a Claim or Interest based upon such Claim, debt, right or Interest is Allowed pursuant to section 502 of the Bankruptcy Code; or (3) the Holder of such a Claim or Interest has accepted the Plan. The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the Effective Date occurring, except as otherwise expressly provided in the Plan.

Each holder (as well as any trustee or agent on behalf of such holder) of a Claim or Interest, and any Affiliate of such holder, shall be deemed to have forever waived, released, and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Interests, rights, and liabilities that arose prior to the Effective Date. Except as otherwise provided in the Plan, upon the Effective Date, all such holders of Claims and Interests and their Affiliates shall be forever precluded and enjoined, pursuant to sections 105, 524, and 1141 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim or Interest.

B.	Release of Liens

Except as otherwise provided in the New Debt Documents, the Plan, the Confirmation Order, or in any contract, instrument, release, or other agreement or document created or entered into pursuant to the Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to the Plan, all mortgages, deeds of trust, Liens, pledges, or other security interests against any property of the Debtors and their Estates shall be fully released and discharged, and all of the right, title, and interest of any holder of such mortgages, deeds

[4]

The Plan provisions referenced herein are for summary purposes only and do not include all provisions of the Plan that may affect your rights. If there is any inconsistency between the provisions set forth herein and the Plan, the Plan governs. You should read the Plan before completing this Ballot.

of trust, Liens, pledges, or other security interests shall revert to the Reorganized Debtors and their successors and assigns. Any Holder of a Secured Claim (and the applicable agents for such Holder) that has been satisfied or discharged in full pursuant to the Plan shall be authorized and directed, at the sole cost and expense of the Reorganized Debtors, to release any collateral or other property of any Debtor (including any cash collateral and possessory collateral) held by such Holder (and the applicable agents for such Holder), and to take such actions as may be reasonably requested by the Reorganized Debtors to evidence the release of such Liens and/or security interests, including the execution, delivery, and filing or recording of such releases. The presentation or filing of the Confirmation Order to or with any federal, state, provincial, or local agency, records office, or department shall constitute good and sufficient evidence of, but shall not be required to effect, the termination of such Liens.

To the extent that any Holder of a Secured Claim that has been satisfied or discharged in full pursuant to the Plan, or any agent for such Holder, has filed or recorded publicly any Liens and/or security interests to secure such Holder’s Secured Claim, then as soon as practicable on or after the Effective Date, such Holder (or the agent for such Holder) shall take any and all steps requested by the Debtors, the Reorganized Debtors or the New Agent that are necessary or desirable to record or effectuate the cancelation and/or extinguishment of such Liens and/or security interests, including the making of any applicable filings or recordings, and the Reorganized Debtors shall be entitled to make any such filings or recordings on such Holder’s behalf.

C.	Releases by the Debtors

Notwithstanding anything contained in the Plan to the contrary, pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration, on and after the Effective Date, each Released Party is deemed conclusively, absolutely, unconditionally, irrevocably and forever released by the Debtors, the Reorganized Debtors, and their Estates, in each case on behalf of themselves and any and all other Persons that may purport to assert any Claim or Cause of Action derivatively, by or through the foregoing Persons, from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, and Causes of Action, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, foreseen or unforeseen, accrued or unaccrued, existing or hereinafter arising, whether in law or in equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign or domestic law, rule, statute, regulation, treaty, right, duty, requirements or otherwise, including any derivative claims, asserted or assertable on behalf of the Debtors, that the Debtors, the Reorganized Debtors, or their Estates, including any successors to or assigns of the Debtors or any Estate’s representative appointed or selected pursuant to section 1123(b) of the Bankruptcy Code, would have been legally entitled to assert in their own right (whether individually or collectively) or derivatively, or that any Holder of any Claim against or Interest in a Debtor or other Entity could have asserted on behalf of the Debtors, based on or relating to or in any manner arising from, in whole or in part, the Debtors (including the management, ownership, or operation thereof or otherwise), the purchase, sale or rescission of any security of the Debtors, the business or contractual arrangements between any Debtor and any other entity, the Debtors’ in-or out-of-court restructuring efforts, any intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, solicitation, negotiation, entry into, or filing of the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the Exit Facility Backstop Agreement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the Exit Facility Backstop Agreement, the New Common Stock, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or in all cases upon any other act or omission, transaction, agreement, event, or other occurrence related to the foregoing taking place on or before the Effective Date.

Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release: (1) claims or liabilities arising from any act or omission of a Released Party that constitutes actual fraud, willful misconduct, or gross negligence, each solely to the extent as determined by a Final Order; (2) any obligations arising on or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and the TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and the TL Exit Facility) executed to implement the Plan or the Restructuring Transactions; (3) the rights of any Holder of Allowed Claims or Allowed Interests to receive distributions under the Plan; (4) any matters retained by the Debtors and the Reorganized Debtors pursuant to the Schedule of Retained Causes of Action; or (5) any holder of an Administrative Claim, Other Priority Claim, Other Secured Claim, and General Unsecured Claim from any obligations it owes to the Debtors in the ordinary course of business or under any existing contracts.

D.	Releases by the Releasing Parties

As of the Effective Date, each Releasing Party is deemed conclusively, absolutely, unconditionally, irrevocably and forever to have released each Released Party from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, and Causes of Action, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, foreseen or unforeseen, accrued or unaccrued, existing or hereinafter arising, whether in law or in equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign or domestic law, rule, statute, regulation, treaty, right, duty, requirements or otherwise, that such Entity would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of anyone claiming by or through the Releasing Parties, based on or relating to or in any manner arising from, in whole or in part, the Debtors (including the management, ownership, or operation thereof or otherwise), the purchase, sale or rescission of any security of the Debtors, the business or contractual arrangements between any Debtor and any other entity, the Debtors’ in-or out-of-court restructuring efforts, any intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, solicitation, negotiation, entry into, or filing of the

Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the Exit Facility Backstop Agreement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the Exit Facility Backstop Agreement, the New Common Stock, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or in all cases upon any other related act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date.

Notwithstanding anything to the contrary in the foregoing, the Third-Party Release does not release: (1) claims or liabilities arising from any act or omission of a Released Party that constitutes actual fraud, willful misconduct, or gross negligence each solely to the extent as determined by a Final Order; (2) any obligations arising on or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan or the Restructuring Transactions; or (3) the rights of any Holder of Allowed Claims and Allowed Interests to receive distributions under the Plan.

E. Exculpation

Except as otherwise specifically provided in the Plan, to the fullest extent permitted by applicable law, no Exculpated Party shall have or incur any liability for, and each Exculpated Party shall be exculpated from any Cause of Action for any claim related to any act or omission occurring between the Petition Date and the Effective Date in connection with, relating to or arising out of (i) the Chapter 11 Cases and (ii) and other act or omission, transaction, agreement, event or other occurrence taking place on or before the Effective Date in connection with the Plan, including the formulation, preparation, dissemination, solicitation, negotiation, or filing of the Restructuring Support Agreement and related prepetition transactions, the Disclosure Statement, the Solicitation Materials, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release or other agreement or document created or entered into in connection with the Disclosure Statement, the Solicitation Materials, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or the Plan, the filing of the Chapter 11 Cases, the solicitation of votes for the Plan, the funding of the Plan, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement or transaction, except for claims or Causes of Action related to any act or omission that is determined in a Final Order to have constituted gross negligence, willful misconduct or actual fraud, but in all respects such Persons will be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the

Plan. Notwithstanding anything to the contrary in the foregoing, the exculpation set forth above does not exculpate any obligations arising on or after the Effective Date of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan. The Exculpated Parties have, and upon completion of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of votes and distribution of consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan. The exculpation will be in addition to, and not in limitation of, all other releases, indemnities, exculpations and any other applicable law or rules protecting such Exculpated Parties from liability.

F. Injunction

Except as otherwise expressly provided for herein or for obligations issued or required to be paid pursuant to the Plan or the Confirmation Order, all Entities that have held, hold, or may hold claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, or Causes of Actions that have been released, discharged, or exculpated under the Plan or Confirmation Order are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtors, the Reorganized Debtors, the Exculpated Parties, or any of the Released Parties (collectively, the “Enjoined Matters”): (1) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any Enjoined Matters; (2) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any Enjoined Matters; (3) creating, perfecting, or enforcing any Lien or encumbrance of any kind against such Entities or the property or the estates of such Entities on account of or in connection with or with respect to Enjoined Matters; (4) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from such Entities or against the property of such Entities on account of or in connection with or with respect to any Enjoined Matters unless such Holder has filed a motion requesting the right to perform such setoff on or before the Confirmation Date or has filed a Proof of Claim or proof of Interest indicating that such Holder asserts, has, or intends to preserve any right of setoff pursuant to applicable law or otherwise; and (5) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any Enjoined Matters. Notwithstanding anything to the contrary in the foregoing, the injunction set forth above does not enjoin the enforcement of any obligations arising on or after the Effective Date of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan.

Upon entry of the Confirmation Order, all Holders of Claims and Interests and their respective current and former employees, agents, officers, trustees, directors, managers, principals, and direct and indirect Affiliates, in their capacities as such, shall be enjoined from taking any actions to interfere with the implementation or Consummation of the Plan.

[Remainder of Page Intentionally Left Blank]

PLEASE DELIVER YOUR BALLOT PROMPTLY

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE PROCEDURE FOR VOTING ON THE PLAN, PLEASE CONTACT THE SOLICITATION AGENT BY EMAILING PREITBALLOTS@RA.KROLL.COM AND REFERENCE “PREIT SOLICITATION” IN THE SUBJECT LINE, OR BY CALLING 844-312-7377 (DOMESTIC, TOLL FREE) OR +1 646-777-2193 (LOCAL/INTERNATIONAL, TOLL). PLEASE BE ADVISED THAT THE SOLICITATION AGENT IS NOT AUTHORIZED TO PROVIDE, AND WILL NOT PROVIDE, LEGAL ADVICE.

Schedule 1

(Alphabetical List of Debtors)

	Debtor Name	EIN
1.	Bala Cynwyd Associates, L.P.	8913
2.	Moorestown Mall LLC	8051
3.	Pennsylvania Real Estate Investment Trust	6339
4.	Plymouth Ground Associates LLC	N/A
5.	Plymouth Ground Associates, LP	N/A
6.	PR AEKI Plymouth LLC	N/A
7.	PR AEKI Plymouth, L.P.	N/A
8.	PR BVM, LLC	N/A
9.	PR Capital City Limited Partnership	7775
10.	PR Capital City LLC	4283
11.	PR CC I LLC	3669
12.	PR CC II LLC	N/A
13.	PR CC Limited Partnership	4179
14.	PR Cherry Hill Office GP, LLC	N/A
15.	PR Chestnut Mezzco, LLC	5032
16.	PR Cumberland Outparcel LLC	N/A
17.	PR Exton Limited Partnership	2620
18.	PR Exton LLC	N/A
19.	PR Exton Outparcel GP, LLC	N/A
20.	PR Exton Outparcel Holdings, LP	N/A
21.	PR Exton Outparcel Limited Partnership	N/A
22.	PR Exton Square Property L.P.	7997
23.	PR Fin Delaware, LLC	N/A
24.	PR Gainesville Limited Partnership	N/A
25.	PR Gainesville LLC	N/A
26.	PR GV LLC	N/A
27.	PR GV LP	N/A
28.	PR Hyattsville LLC	3110
29.	PR Jacksonville Limited Partnership	N/A
30.	PR Jacksonville LLC	4726
31.	PR JK LLC	N/A
32.	PR Magnolia LLC	5017
33.	PR Monroe Old Trail Holdings, L.P.	4920
34.	PR Monroe Old Trail Holdings, LLC	4920
35.	PR Monroe Old Trail Limited Partnership	4920
36.	PR Monroe Old Trail, LLC	4920
37.	PR Moorestown Anchor-L&T, LLC	N/A
38.	PR Moorestown Anchor-M LLC	N/A
39.	PR Moorestown Limited Partnership	7661
40.	PR Moorestown LLC	N/A
41.	PR North Dartmouth LLC	5032

	Debtor Name	EIN
42.	PR Plymouth Anchor-M, L.P.	N/A
43.	PR Plymouth Anchor-M, LLC	N/A
44.	PR Plymouth Meeting Associates PC LP	N/A
45.	PR Plymouth Meeting Limited Partnership	8280
46.	PR Plymouth Meeting LLC	N/A
47.	PR PM PC Associates LLC	N/A
48.	PR PM PC Associates LP	N/A
49.	PR Prince George’s Plaza LLC	6377
50.	PR Springfield Town Center LLC	9679
51.	PR Sunrise Outparcel 2, LLC	4373
52.	PR Swedes Square LLC	N/A
53.	PR TP LLC	N/A
54.	PR TP LP	N/A
55.	PR Valley Anchor-M Limited Partnership	N/A
56.	PR Valley Anchor-M, LLC	N/A
57.	PR Valley Anchor-S, LLC	N/A
58.	PR Valley Limited Partnership	5123
59.	PR Valley LLC	4705
60.	PR Valley Solar LLC	N/A
61.	PR Valley View Anchor-M, LLC	N/A
62.	PR Valley View Anchor-M Limited Partnership	N/A
63.	PR Valley View OP-DSG/CEC, LLC	5063
64.	PR Valley View OP-TXRD, LLC	5032
65.	PR Walnut Mezzco, LLC	5032
66.	PREIT Associates, L.P.	5032
67.	PREIT-RUBIN OP, Inc.	4799
68.	PREIT-RUBIN, Inc.	4920
69.	PREIT Services, LLC	5151
70.	XGP LLC	N/A

Exhibit 4

(Equity Notice)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al., [1] Debtors.	Chapter 11 Case No. 23-11974 (KBO) (Jointly Administered)

NOTICE TO EQUITY SECURITY HOLDERS REGARDING THE JOINT PREPACKAGED

CHAPTER 11 PLAN OF REORGANIZATION OF PENNSYLVANIA REAL ESTATE

INVESTMENT TRUST AND ITS DEBTOR-AFFILIATES

NOTICE IS HEREBY GIVEN as follows:

1. On December 8, 2023, Pennsylvania Real Estate Investment Trust (“PREIT”) and its affiliated debtors (collectively, the “Debtors”) commenced a solicitation of votes from the Holders2 of Class 4 (Prepetition Second Lien Claims) under the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and its Debtor-Affiliates (as may be amended, supplemented or otherwise modified from time to time, the “Plan”), attached as Exhibit A to the Disclosure Statement Relating to the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and its Debtor-Affiliates (as may be amended, supplemented or otherwise modified from time to time, the “Disclosure Statement”).

2. The Plan was developed in accordance with the terms of that certain Restructuring Support Agreement, dated as of December 7, 2023, among the Debtors and certain prepetition lenders (collectively, the “Consenting Lenders”) (as amended from time to time, the “Restructuring Support Agreement”). Among other things, the Restructuring Support Agreement obligates the Consenting Lenders to vote to approve the Plan and support the Debtors’ restructuring.

3. On December 10, 2023 (the “Petition Date”), each Debtor filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.ra.kroll.com/PREIT2023 . The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]

Capitalized terms used but not defined have the meanings given to them in the Plan. The summaries of the Plan and Disclosure Statement in this Notice are not precise or complete statements of all the terms and provisions of the Plan or documents referred to therein. If there is a discrepancy between this Notice and the Plan or Disclosure Statement, the Plan or Disclosure Statement, as applicable, control. For a more detailed description of the Plan, please refer to the Disclosure Statement. Copies of the Plan and the Disclosure Statement may be obtained free of charge by visiting the website maintained by the Solicitation Agent, at https://cases.ra.kroll.com/PREIT2023 .

4. On the Petition Date, the Debtors filed the Plan D.I. 15 and the Disclosure Statement D.I. 16. On December 12, 2023, the Court entered an order [Docket No. *] (the “Scheduling Order”), among other things, approving certain deadlines and procedures in connection with approval of the Disclosure Statement and confirmation of the Plan. Copies of the Scheduling Order, the Plan and the Disclosure Statement may be obtained free of charge by visiting the website maintained by the Debtors’ notice, claims, and solicitation agent, Kroll Restructuring Administration (the “Solicitation Agent”), at https://cases.ra.kroll.com/PREIT2023 or by contacting the Debtors’ proposed counsel, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware 19801 (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com and Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com) and 444 West Lake Street, Suite 900, Chicago, Illinois 60606 (Attn.: Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com.

5. You are receiving this notice because you may be a Holder or potential Holder of an Interest in PREIT as of the Voting Record Date. Holders of Interests are deemed to reject the Plan as a matter of law and are, thus, not entitled to vote to accept or reject the Plan. As an Interest Holder, you will not receive a Plan Distribution, except what you may receive through the Equity Distribution, as further described below.

6. Please take further notice that the Court has ordered that all transfer agents, securities depositories, and registered and nominee holders of equity securities must serve this notice on any holder for whose benefit such registered or nominee holder holds such equity securities, down the chain of ownership for all such holders of equity securities.

TREATMENT OF EQUITY INTERESTS UNDER THE PLAN

Equity interests under the Plan are classified in three (3) Classes: Class 8A (Exiting Preferred Equity Interests, Class 8B (Existing Common Equity Interests), and Class 8C (Existing PREIT Associates LP Interests).

Under the Plan, all existing equity in PREIT as well as all OP Units (i.e., limited partnership interests in PREIT Associates, L.P.) issued to third parties will be canceled. Based on the Debtors’ financial advisor’s analysis and wholistic prepetition marketing result, the value of the Company does not exceed the aggregate amount of its Prepetition First Lien Loan and Prepetition Second Lien Loan, and, therefore, existing equity holders are not entitled to distributions. Nevertheless, to avoid the expense of protracted chapter 11 proceedings, the lenders voluntary agreed to “gift” $10 million (less certain associated distribution costs) to existing equity holders (the “Equity Distribution”), subject to certain conditions (the “Equity Distribution Conditions”). Based on advice from its financial advisors, the Board of Trustees of PREIT has concluded that the consideration provided to preferred and common shareholders is in effect a “gift” resulting from such voluntary agreement with the prepetition lenders that shall only be available in the event that the Equity Distribution Conditions are satisfied.

Specifically, the Plan provides that each Allowed Existing Preferred Equity Interest, Allowed Existing Common Equity Interest, and Allowed Existing PREIT Associates LP Interest will be cancelled, released and extinguished and each of the Holders thereof shall receive its Pro Rata share of the Equity Distribution being allocated to Holders of such Class of Interests pursuant to the Equity Distribution Allocation; provided that, notwithstanding anything herein to the contrary, such Holders shall only be entitled to receive the Equity Distribution if all of the Equity Distribution Conditions are satisfied (or waived by the Requisite Consenting Lenders in their sole and absolute discretion). If less than all of the Equity Distribution Conditions are satisfied (or waived by the Requisite Consenting Lenders in their sole and absolute discretion), the Equity Distribution shall be retained by the Reorganized Debtors and each Allowed Equity Interest shall be canceled, released, and extinguished without any distribution on account of such Interest.

Distribution of the Equity Distribution is subject to the following Equity Distribution Conditions, among others:

a.

no official equity committee (an “Equity Committee”) is appointed by either the U.S. Trustee or the Bankruptcy Court, or, if an Equity Committee is appointed by the U.S. Trustee, such Equity Committee is disbanded within 20 days after appointment;

b.	no solicitation of votes on the Plan from holders of Existing Preferred Equity Interests or Existing Common Equity Interests is required or undertaken;

c.

any dispute or proceeding brought by any Holder of any Existing Preferred Equity Interests and/or Existing Common Equity Interests regarding the mechanics or percentages of the Equity Distribution Allocation shall not result in the confirmation hearing being scheduled for, or taking place, after January 30, 2024, unless such date is waived or extended in writing by the Requisite Consenting Lenders on or before January 30, 2024 (which waiver or extension may be effected through email exchanged between counsel to the Company and counsel to the Ad Hoc Group of Lenders); and

d.

the Bankruptcy Court shall have entered the Confirmation Order by no later than 11:59 p.m. (ET) on January 31, 2024, unless such date is (a) waived or extended in writing by the Requisite Consenting Lenders on or before January 31, 2024 (which waiver or extension may be effected through email exchanged between counsel to the Company and counsel to the Ad Hoc Group of Lenders) or (b) delayed due to (A) objections from any creditors (including, without limitation, the lenders under the Prepetition First Lien Credit Agreement or the Prepetition Second Lien Credit Agreement), (B) objections from the U.S. Trustee (provided that any such objections have not been requested or encouraged by holders of equity interests), (C) scheduling requests or requirements made by the Bankruptcy Court, or (D) strikes, work stoppages, accidents, acts of war or terrorism, epidemics, pandemics, civil or military disturbances, nuclear or natural catastrophes or acts of God, interruptions, or loss or malfunction of utilities, communications or computer (software and hardware) services (for the avoidance of doubt, delays due to (x) a request by the Debtors other than in connection with clause (D) or (y) any actions by holders of Existing Preferred Equity Interests or Existing Common Equity Interests shall not be a permissible delay).

Any waiver of any Equity Distribution Condition shall be made solely by the Requisite Consenting Lenders in their sole and absolute discretion.

INFORMATION REGARDING THE PLAN AND DISCLOSURE STATEMENT

Combined Hearing. A combined hearing to consider the adequacy of the Disclosure Statement, confirmation of the Plan and any objections to any of the foregoing, and any other matter that may properly come before the Court, will be held before The Honorable Karen B. Owens, at the Court, 824 North Market Street, 6th Floor, Courtroom 3, Wilmington, Delaware 19801, on January 19, 2024 at 10:00 a.m. (Eastern Standard Time) (the “Combined Hearing”). The Combined Hearing may be adjourned from time to time without further notice other than an announcement of the adjourned date or dates at or before the Combined Hearing and will be available on the electronic case filing docket and the Solicitation Agent’s website at https://cases.ra.kroll.com/PREIT2023.

Objections to the Plan and Disclosure Statement. The deadline for filing responses or objections (each, an “Objection”) to approval of the Disclosure Statement or confirmation of the Plan (including the Debtors’ assumption of Executory Contracts and Unexpired Leases under the Plan) is 4:00 p.m. (Eastern Standard Time) on January 12, 2024 (the “Objection Deadline”). Any such Objection must: (a) be in writing; (b) comply with the Bankruptcy Rules and the Local Rules; (c) state the name and address of the objecting party and the amount and nature of the Claim owned by such entity; (d) state with particularity the legal and factual basis for such objections, and, if practicable, a proposed modification to the Plan, Disclosure Statement or Confirmation Order, as applicable, that would resolve such objections; and (e) be filed with the Court with proof of service thereof and served upon the Notice Parties (as defined below) so as to be actually received by the Objection Deadline.

The “Notice Parties” are the following parties: (a) proposed counsel for the Debtors, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware 19801-1147 (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com and Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com) and 444 West Lake Street, Suite 900, Chicago, Illinois 60606 (Attn.: Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com); (b) the Office of the United States Trustee, J. Caleb Boggs Federal Building, 844 King St., Lockbox 35, Wilmington, DE 19801 (Attn.: Joseph F. Cudia at joseph.cudia@usdoj.gov); (c) counsel to the Ad Hoc Group of Lenders, (i) Paul Hastings, LLP, 200 Park Avenue, New York, New York 10166 (Attn.: Kristopher M. Hansen at krishansen@paulhastings.com, Jonathan Canfield at joncanfield@paulhastings.com and Daniel Ginsberg at danielginsberg@paulhastings.com) and (ii) Young Conaway Stargatt and Taylor, LLP, 1000 North King Street, Wilmington, Delaware 19801 (Attn.: Matthew B. Lunn at mlunn@ycst.com and Robert F. Poppiti, Jr. at rpoppiti@ycst.com); (d) counsel to the DIP Agent Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman at andrew.goldman@wilmerhale.com) and (e) counsel to any official committee of unsecured creditors appointed in these Chapter 11 Cases (the “Notice Parties”).

UNLESS A RESPONSE OR OBJECTION IS TIMELY SERVED AND FILED IN ACCORDANCE WITH THIS NOTICE, IT MAY NOT BE CONSIDERED BY THE COURT.

YOU ARE ADVISED TO CAREFULLY REVIEW AND CONSIDER THE PLAN, INCLUDING THE RELEASE, EXCULPATION, DISCHARGE, AND INJUNCTION PROVISIONS, AS YOUR RIGHTS MIGHT BE AFFECTED.

DISCHARGE, INJUNCTION, EXCULPATION,

AND RELEASE PROVISIONS IN THE PLAN

PLEASE BE ADVISED THAT ARTICLE VIII OF THE PLAN CONTAINS CERTAIN DISCHARGE, RELEASE, EXCULPATION AND INJUNCTION PROVISIONS, INCLUDING THOSE SET FORTH BELOW. YOU ARE ADVISED AND ENCOURAGED TO CAREFULLY REVIEW AND CONSIDER THE PLAN, INCLUDING THE DISCHARGE, RELEASE, EXCULPATION AND INJUNCTION PROVISIONS SET FORTH IN ARTICLE VIII OF THE PLAN, AS YOUR RIGHTS MIGHT BE AFFECTED.

BINDING NATURE OF THE PLAN: IF CONFIRMED, ON THE EFFECTIVE DATE, AND EFFECTIVE AS OF THE EFFECTIVE DATE, THE PLAN WILL BIND, AND WILL BE DEEMED BINDING UPON, ALL HOLDERS OF CLAIMS AGAINST AND INTERESTS IN THE DEBTORS, AND EACH HOLDER’S RESPECTIVE SUCCESSORS AND ASSIGNS, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NOTWITHSTANDING WHETHER OR NOT ANY SUCH HOLDER (1) WILL RECEIVE OR RETAIN ANY PROPERTY OR INTEREST IN PROPERTY UNDER THE PLAN OR (2) VOTED TO ACCEPT OR REJECT THE PLAN.

DISCHARGE

Pursuant to section 1141(d) of the Bankruptcy Code to the fullest extent permitted thereunder, and except as otherwise specifically provided in the Plan or the Confirmation Order, the distributions, rights and treatment that are provided in the Plan shall be in full and final satisfaction, settlement, release and discharge, effective as of the Effective Date, of all Claims, Interests and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, Liens on, obligations of, rights against and Interests in, the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including Causes of Action that arose before the Effective Date, any contingent or non-contingent liability on account of representations or warranties issued on or before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, in each case whether or not: (i) a proof of claim or Interest based upon such Claim, debt, right or Interest is filed or deemed filed pursuant to section 501 of the Bankruptcy Code; (ii) a Claim or Interest based upon such Claim, debt, right or Interest is Allowed pursuant to section 502 of the Bankruptcy Code; or (3) the Holder of such a Claim or Interest has accepted the Plan. The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the Effective Date occurring, except as otherwise expressly provided in the Plan.

Each holder (as well as any trustee or agent on behalf of such holder) of a Claim or Interest, and any Affiliate of such holder, shall be deemed to have forever waived, released, and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Interests, rights, and liabilities that arose prior to the Effective Date. Except as otherwise provided in the Plan, upon the Effective Date, all such holders of Claims and Interests and their Affiliates shall be forever precluded and enjoined, pursuant to sections 105, 524, and 1141 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim or Interest.

EXCULPATION3

Except as otherwise specifically provided in the Plan, to the fullest extent permitted by applicable law, no Exculpated Party shall have or incur any liability for, and each Exculpated Party shall be exculpated from any Cause of Action for any claim related to any act or omission occurring between the Petition Date and the Effective Date in connection with, relating to or arising out of (i) the Chapter 11 Cases and (ii) and other act or omission, transaction, agreement, event or other occurrence taking place on or before the Effective Date in connection with the Plan, including the formulation, preparation, dissemination, solicitation, negotiation, or filing of the Restructuring Support Agreement and related prepetition transactions, the Disclosure Statement, the Solicitation Materials, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release or other agreement or document created or entered into in connection with the Disclosure Statement, the Solicitation Materials, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or the Plan, the filing of the Chapter 11 Cases, the solicitation of votes for the Plan, the funding of the Plan, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement or transaction, except for claims or Causes of Action related to any act or omission that is determined in a Final Order to have constituted gross negligence, willful misconduct or actual fraud, but in all respects such Persons will be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. Notwithstanding anything to the contrary in the foregoing, the exculpation set forth above does not exculpate any obligations arising on or after the Effective Date of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan. The Exculpated Parties have, and upon completion of the Plan shall be deemed to have,

[3]

“Exculpated Parties” means collectively, and in each case in its capacity as such, (a) the Debtors; (b) the directors, trustees, managers, and officers of the Debtors who served in such capacity between the Petition Date and Effective Date; and (c) each Entity employed in the Chapter 11 Cases in accordance with sections 327 and 1103 of the Bankruptcy Code and to be compensated for services rendered prior to or on the Effective Date pursuant to sections 327, 328, 329, 330, and 331 of the Bankruptcy Code.

participated in good faith and in compliance with the applicable laws with regard to the solicitation of votes and distribution of consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan. The exculpation will be in addition to, and not in limitation of, all other releases, indemnities, exculpations and any other applicable law or rules protecting such Exculpated Parties from liability.

INJUNCTION

Except as otherwise expressly provided for herein or for obligations issued or required to be paid pursuant to the Plan or the Confirmation Order, all Entities that have held, hold, or may hold claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, or Causes of Actions that have been released, discharged, or exculpated under the Plan or Confirmation Order are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtors, the Reorganized Debtors, the Exculpated Parties, or any of the Released Parties (collectively, the “Enjoined Matters”): (1) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any Enjoined Matters; (2) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any Enjoined Matters; (3) creating, perfecting, or enforcing any Lien or encumbrance of any kind against such Entities or the property or the estates of such Entities on account of or in connection with or with respect to Enjoined Matters; (4) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from such Entities or against the property of such Entities on account of or in connection with or with respect to any Enjoined Matters unless such Holder has filed a motion requesting the right to perform such setoff on or before the Confirmation Date or has filed a Proof of Claim or proof of Interest indicating that such Holder asserts, has, or intends to preserve any right of setoff pursuant to applicable law or otherwise; and (5) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any Enjoined Matters. Notwithstanding anything to the contrary in the foregoing, the injunction set forth above does not enjoin the enforcement of any obligations arising on or after the Effective Date of any Person or Entity under the Plan, any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan.

Upon entry of the Confirmation Order, all Holders of Claims and Interests and their respective current and former employees, agents, officers, trustees, directors, managers, principals, and direct and indirect Affiliates, in their capacities as such, shall be enjoined from taking any actions to interfere with the implementation or Consummation of the Plan.

RELEASES BY THE DEBTORS

Notwithstanding anything contained in the Plan to the contrary, pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration, on and after the Effective Date, each Released Party is deemed conclusively, absolutely, unconditionally, irrevocably and forever released by the Debtors, the Reorganized Debtors, and their Estates, in each case on behalf of themselves and any and all other Persons that may purport to assert any Claim or Cause of Action derivatively, by or through the foregoing Persons, from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, and Causes of Action, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, foreseen or unforeseen, accrued or unaccrued, existing or hereinafter arising, whether in law or in equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign or domestic law, rule, statute, regulation, treaty, right, duty, requirements or otherwise, including any derivative claims, asserted or assertable on behalf of the Debtors, that the Debtors, the Reorganized Debtors, or their Estates, including any successors to or assigns of the Debtors or any Estate’s representative appointed or selected pursuant to section 1123(b) of the Bankruptcy Code, would have been legally entitled to assert in their own right (whether individually or collectively) or derivatively, or that any Holder of any Claim against or Interest in a Debtor or other Entity could have asserted on behalf of the Debtors, based on or relating to or in any manner arising from, in whole or in part, the Debtors (including the management, ownership, or operation thereof or otherwise), the purchase, sale or rescission of any security of the Debtors, the business or contractual arrangements between any Debtor and any other entity, the Debtors’ in- or out-of-court restructuring efforts, any intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, solicitation, negotiation, entry into, or filing of the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the Exit Facility Backstop Agreement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the Exit Facility Backstop Agreement, the New Common Stock, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or in all cases upon any other act or omission, transaction, agreement, event, or other occurrence related to the foregoing taking place on or before the Effective Date.

Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release: (1) claims or liabilities arising from any act or omission of a Released Party that constitutes actual fraud, willful misconduct, or gross negligence, each solely to the extent as determined by a Final Order; (2) any obligations arising on or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and the TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and the TL

Exit Facility) executed to implement the Plan or the Restructuring Transactions; (3) the rights of any Holder of Allowed Claims or Allowed Interests to receive distributions under the Plan; (4) any matters retained by the Debtors and the Reorganized Debtors pursuant to the Schedule of Retained Causes of Action; or (5) any holder of an Administrative Claim, Other Priority Claim, Other Secured Claim, and General Unsecured Claim from any obligations it owes to the Debtors in the ordinary course of business or under any existing contracts.

RELEASES BY HOLDERS OF CLAIMS AND INTERESTS4,5

As of the Effective Date, each Releasing Party is deemed conclusively, absolutely, unconditionally, irrevocably and forever to have released each Released Party from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, remedies, actions, and Causes of Action, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, foreseen or unforeseen, accrued or unaccrued, existing or hereinafter arising, whether in law or in equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign or domestic law, rule, statute, regulation, treaty, right, duty, requirements or otherwise, that such Entity would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of anyone claiming by or through the Releasing Parties, based on or relating to or in any manner arising from, in whole or in part, the Debtors (including the management, ownership, or operation thereof or otherwise), the purchase, sale or rescission of any security of the Debtors, the business or contractual arrangements between any Debtor and any other entity, the Debtors’ in- or out-of-court restructuring efforts, any intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, solicitation, negotiation, entry into, or filing of the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the Exit Facility Backstop Agreement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the New Common Stock, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Plan Supplement, the DIP Facility, the Revolving Exit Facility, the TL Exit Facility, the Exit

[4]

“Releasing Parties” means collectively and each of, and in each case in its capacity as such: (a) the Debtors; (b) the Reorganized Debtors; (c) the Consenting Lenders; (d) the Agents; (e) the DIP Lenders (including the commitment parties); (f) the Prepetition Secured Parties; (g) the New Agent; (h) the Exit Facility Lenders; (i) the Exit Facility Backstop Parties; (j) all Holders of Claims or Interests unless, as applicable, they (i) submit a ballot by the voting deadline that does not vote to accept the Plan, (ii) submit a ballot by the voting deadline that accepts the Plan but opts out of the Third-Party Release, or (iii) timely File on the docket of the Chapter 11 Cases an objection to the Third-Party Release; and (k) each Related Party of each Entity in clause (a) through this clause (j), solely to the extent the pertinent Entity can bind any such Related Party to the terms of this Plan under applicable law; provided that, for the avoidance of doubt, each Holder of Claims or Interests that is party to or has otherwise signed the Restructuring Support Agreement shall not opt out of or File an objection to the Third-Party Release.

[5]

“Released Parties” means collectively and each of, and in each case in their capacity as such: (a) the Debtors; (b) the Reorganized Debtors; (c) the Consenting Lenders; (d) the Agents; (e) the DIP Lenders (including the commitment parties); (f) the Prepetition Secured Parties; (g) the New Agent; (h) the Exit Facility Lenders; (i) the Exit Facility Backstop Parties; and (j) each Related Party of each Entity in clause (a) through this clause (k); provided, however, that, notwithstanding the foregoing, any Holder of a Claim or Interest that is not a Releasing Party shall not be a “Released Party.”

Facility Backstop Agreement, the New Common Stock, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or in all cases upon any other related act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date.

Notwithstanding anything to the contrary in the foregoing, the Third-Party Release does not release: (1) claims or liabilities arising from any act or omission of a Released Party that constitutes actual fraud, willful misconduct, or gross negligence each solely to the extent as determined by a Final Order; (2) any obligations arising on or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any post-Effective Date transaction contemplated by the Restructuring Transactions (including under the Revolving Exit Facility and TL Exit Facility), or any document, instrument, or agreement (including those set forth in the Plan Supplement and the Revolving Exit Facility and TL Exit Facility) executed to implement the Plan or the Restructuring Transactions; or (3) the rights of any Holder of Allowed Claims and Allowed Interests to receive distributions under the Plan.

**UNDER THE PLAN, IF YOU ARE A HOLDER OF A CLAIM OR INTEREST THAT IS NOT ENTITLED TO VOTE ON THE PLAN, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE ABOVE THIRD-PARTY RELEASE UNLESS BEFORE THE OBJECTION DEADLINE YOU FILE ON THE DOCKET OF THE CHAPTER 11 CASES AN OBJECTION TO THE THIRD-PARTY RELEASE**